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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Abbott Laboratories
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Abbott Laboratories
100 Abbott Park Road
Abbott Park, Illinois 60064-6400 U.S.A.

On the Cover: FreeStyle Libre System

GABRIELLE WEMPE
 FreeStyle Libre user
 The Netherlands

    Since 2015, Gabrielle has relied on the
revolutionary technology in Abbott's FreeStyle
Libre system to monitor her glucose levels.

Abbott Laboratories      1

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

YOUR VOTE IS IMPORTANT

Please sign and promptly return your proxy
in the enclosed envelope, or vote your
shares by telephone or using the Internet.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 27, 2018

The Annual Meeting of the Shareholders of Abbott Laboratories will be held at Abbott's headquarters, 100 Abbott Park Road, at the intersection of Route 137 and Waukegan Road, Lake County, Illinois, on Friday, April 27, 2018, at 9:00 a.m. for the following purposes:

  •
  To elect 12 directors to hold office until the next Annual Meeting or until their successors are elected (Item 1 on the proxy card),

  •
  To ratify the appointment of Ernst & Young LLP as auditors of Abbott for 2018 (Item 2 on the proxy card),

  •
  To vote on an advisory vote on the approval of executive compensation (Item 3 on the proxy card), and

  •
  To transact such other business as may properly come before the meeting, including consideration of a shareholder proposal, if presented at the meeting (Item 4 on the proxy card).

The Board of Directors recommends that you vote FOR Items 1, 2, and 3.

The Board of Directors recommends that you vote AGAINST Item 4.

The close of business on February 28, 2018, has been fixed as the record date for determining the shareholders entitled to receive notice of and to vote at the Annual Meeting.

Abbott's 2018 Proxy Statement and 2017 Annual Report to Shareholders are available at www.abbott.com/proxy.

If you are a registered shareholder, you may access your proxy card by either:

  •
  Going to the following website: www.investorvote.com/abt, entering the information requested on your computer screen and then following the simple instructions, or

  •
  Calling (in the United States, U.S. territories, and Canada) toll-free 1-800-652-VOTE (8683) on a touch-tone telephone, and following the simple instructions provided by the recorded message.

  Admission to the meeting will be by admission card only. If you plan to attend, please complete and return the reservation form on the back cover, and an admission card will be sent to you. Due to space limitations, reservation forms must be received before April 20, 2018. Each admission card, along with photo identification, admits one person. A shareholder may request two admission cards, but a guest must be accompanied by a shareholder.

By order of the Board of Directors.

Hubert L. Allen
 Secretary

March 16, 2018

2      Abbott Laboratories

PROXY SUMMARY

This summary contains highlights about Abbott and the upcoming 2018 Annual Meeting of Shareholders. This summary does not contain all of the information that you should consider in advance of the meeting, and we encourage you to read the entire proxy statement carefully before voting.

The accompanying proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting of Shareholders. The meeting will be held on April 27, 2018, at Abbott's headquarters, 100 Abbott Park Road, at the intersection of Route 137 and Waukegan Road, Lake County, Illinois. This proxy statement and the accompanying proxy card are being mailed to shareholders on or about March 16, 2018.

ACHIEVING LEADING RETURNS

In 2017, Abbott achieved outstanding returns to shareholders, ranking #1 in our peer group. Abbott's one-year total shareholder return (TSR) was 52.0%, which was 30.2 and 23.9 percentage points above the robust growth of both the Standard & Poor's 500 Index (S&P 500) and the Dow Jones Industrial Average (DJIA), respectively. Abbott continues to be recognized as a member of the S&P 500 Dividend Aristocrat Index, having increased the dividend payout for 46 consecutive years.

WELL-POSITIONED FOR LONG-TERM GROWTH

In 2017, Abbott continued to strategically shape its business through the additions of St. Jude Medical and Alere Inc. The St. Jude Medical business expands Abbott's presence into multiple new areas of cardiovascular care, as well as neuromodulation, transforming Abbott into a broad-based leader in medical devices. Alere Inc. extends Abbott's long-established presence and leadership in diagnostics into rapid testing, an attractive and high growth area of testing in both developed and emerging markets. In addition, Abbott continues to have a strong organic pipeline of innovative new products across each of our major businesses, including novel technologies for glucose-monitoring, neuromodulation, cardiovascular care and fully-integrated diagnostic testing solutions. Together, this high level of R&D productivity and strategic shaping gives Abbott an exciting portfolio of businesses with the presence and capabilities in both developed and emerging markets to create new market opportunities for long-term growth.

Abbott Laboratories      3

STAYING CURRENT AND RELEVANT - 130 YEARS LATER

Abbott is celebrating an important milestone in 2018: the company's 130th anniversary. A key element of our longevity and success has been the ability to adapt and change continually to ensure Abbott remains current and relevant. Today, Abbott operates a diverse and balanced portfolio of businesses that are all leaders in large, attractive markets and aligned with favorable, long-term healthcare trends. The strategic actions we've taken over the last several years have created leading positions in the segments of healthcare where we compete.

MEDICAL DEVICES

Leading positions in cardiovascular, neuromodulation and diabetes care. In cardiovascular devices, Abbott holds #1 or #2 positions across several large market segments, including coronary stents, cardiac rhythm management, atrial fibrillation, and heart failure.

DIAGNOSTICS A global leader in in vitro diagnostics offering a broad portfolio spanning immunoassay, clinical chemistry, hematology, blood screening, molecular and point of care diagnostics.

NUTRITION

Portfolio of science-based products addressing the unique nutrition needs for people of all ages. Abbott is the worldwide leader in Adult nutrition and the leading Pediatric nutrition company in the United States.

ESTABLISHED PHARMACEUTICALS

High-quality, branded generic pharmaceuticals business that is focused on emerging geographies, with significant scale and leading positions in India, Russia and Latin America.

PEER GROUP

Our shareholders compare us to other global multinational companies, only some of which are in healthcare. These companies share similar investment identities and operating characteristics aligned with diversified growth, returns to shareholders, and capital structure.

The peer group used for performance and compensation benchmarking prior to 2017 was established at the time of the AbbVie separation in 2013. That group has been used without change from 2013 through 2016. Due to the acquisitions of St. Jude Medical and Alere Inc. and significant changes in several peers due to corporate transactions, the Compensation Committee (the Committee) and its consultant reviewed the peer group to be used for 2017 benchmarking. Based on that review, the Committee approved an update to the peer group to better align to our current size, scope, and global footprint.

In determining changes to our peer group for 2017 performance and compensation benchmarking, as in prior years, we considered:

  •
  Globally diverse manufacturing-driven organizations with significant international operations

  •
  Consumer-facing organizations

  •
  Similar financial and operating measures, including market capitalization, revenue, and number of employees

  •
  Similar return of cash profiles, including dividends and share repurchases

  •
  Similar geographic mix of revenues and profits

3M Company	Danaher	Johnson & Johnson	Mondelēz
Becton Dickinson	Eaton	Johnson Controls	Procter & Gamble
Bristol-Myers Squibb	Emerson Electric	Kimberly-Clark	Thermo Fisher Scientific
Coca-Cola	Honeywell International	Medtronic	United Technologies

4      Abbott Laboratories

EXECUTIVE COMPENSATION

Over the past four years, we have averaged 95% shareholder support for our annual advisory vote on "Say on Pay", demonstrating strong support for our approach to executive compensation. Our compensation program provides an appropriate and competitive mix of elements to incentivize our executives to achieve the Company's business strategies and goals, while also aligning executive performance and awards with shareholder interests.

COMPENSATION ALIGNED WITH PERFORMANCE

The vast majority of compensation for our executive officers is performance-based and objectively determined. Long Term Incentives (LTI), which comprise the largest percentage of compensation for our executive officers, are directly linked to shareholder returns. Each year, LTI award guidelines are determined based on relative TSR performance compared to our peer group. The Compensation Committee looks at 1-, 3-, and 5-year TSR in making these determinations. The table below illustrates the relative TSR and award guidelines since 2013 for executive officers at Abbott.

Relative TSR Percentile vs. Peers	2013	2014	2015	2016	2017

1-Year	26th	89th	61st	0th	100th

3-Year	84th	53rd	44th	17th	63rd

5-Year	11th	47th	83rd	28th	50th

Average	40th	63rd	63rd	15th	71st

LTI Award Guideline Percentile	37th	50th	50th	25th	75th

Not only is a direct link evident in these results; it can reasonably be concluded that Abbott has been conservative in setting target payout levels. This linkage translates into significant differentiation of pay for our executives, aligned with returns to our shareholders. The table below illustrates the pay outcomes for our CEO based on results each year since the separation of AbbVie. Again, a direct pay for performance link is very evident.

Pay Linked to Performance	2013	2014	2015	2016	2017

CEO Pay Decisions*	$15,766,044	$19,905,536	$17,403,023	$15,062,628	$23,572,774

% Change in Pay vs. Prior Year	–30%	+26%	–13%	–13%	+56%

1-Year TSR	+24%	+20%	+2%	–12%	+52%

*
Pay decisions represent summary compensation table earnings, excluding the change in pension value (which is primarily driven by changes in discount rates) and adjusted to reflect Stock Awards and Option Awards aligned to the year of grant (since the Committee grants those in February of each year based on the prior year performance).

KEY FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAM

What We Do		What We Don't Do

✓	Use multiple performance hurdles to determine long-term incentive awards (Relative TSR, Individual Performance, and ROE target)	Ø	No tax gross-ups under our executive officer pay program
✓	Benchmark peers with investment profiles, operating characteristics, and employment and business markets similar to Abbott	Ø	No guaranteed bonuses
✓	Align annual incentive payouts to drivers of shareholder value (growth, EPS, free cash flow, etc.)	Ø	No employment contracts
✓	Provide change in control benefits under double-trigger circumstances only	Ø	No change in control agreement for the Chief Executive Officer
✓	Forfeiture for misconduct provision in equity grants and recoup compensation when warranted	Ø	No highly leveraged incentive plans that encourage excessive risk taking
✓	Require significant share ownership for officers and directors	Ø	No immediate vesting of stock options or restricted stock
✓	Grant 100% performance-based LTI awards	Ø	No hedging of Abbott shares
✓	Cap incentive award payments	Ø	No discounted stock options

Abbott Laboratories      5

DIRECTOR NOMINEES

The Board of Directors recommends a vote FOR the election of each of the following nominees for director. All nominees are currently serving as directors. Additional information about each director's background and experience can be found beginning on page 12.

Name	Principal Occupation	Age	Director Since	Committee Memberships

Robert J. Alpern, M.D.	Professor and Dean,	67	2008	• Nominations &
	Yale School of Medicine			Governance
				• Public Policy

Roxanne S. Austin	President and CEO,	57	2000	• Audit
	Austin Investment Advisors			• Compensation (Chair)
				• Executive

Sally E. Blount, Ph.D.	Professor and Dean,	56	2011	• Nominations &
	J.L. Kellogg Graduate School			Governance
	of Management			• Public Policy

Edward M. Liddy	Retired Chairman and CEO,	72	2010	• Audit (Chair)
	The Allstate Corporation			• Compensation
				• Executive

Nancy McKinstry	CEO and Chairman,	59	2011	• Audit
	Wolters Kluwer N.V.			• Nominations &
				Governance

Phebe N. Novakovic	Chairman and CEO,	60	2010	• Compensation
	General Dynamics Corporation			• Public Policy (Chair)
				• Executive

William A. Osborn	Retired Chairman and CEO,	70	2008	• Compensation
	Northern Trust Company			• Nominations &
				Governance (Chair)
				• Executive

Samuel C. Scott III	Retired Chairman, President and CEO,	73	2007	• Audit
	Corn Products International, Inc.			• Compensation

Daniel J. Starks	Retired Chairman, President and CEO,	63	2017	• Public Policy
	St. Jude Medical, Inc.

John G. Stratton	Executive Vice President and	57	2017	• Nominations &
	President of Global Operations,			Governance
	Verizon Communications, Inc.			• Public Policy

Glenn F. Tilton	Retired Chairman, President and CEO,	69	2007	• Audit
	UAL Corporation			• Public Policy

Miles D. White	Chairman and CEO,	63	1998	• Executive (Chair)
	Abbott Laboratories

6      Abbott Laboratories

CORPORATE GOVERNANCE

Abbott is committed to good corporate governance and shareholder interests. The Board of Directors regularly monitors best practices in governance and adopts measures that it determines are in the best interest of Abbott and its shareholders.

GOVERNANCE HIGHLIGHTS

  •
  Strong Lead Independent Director since 2005

  •
  Two new directors in 2017 who are independent

  •
  Four fully independent Board Committees: Audit, Compensation, Public Policy, and Nominations & Governance

  •
  All directors elected annually by majority vote

  •
  Executive sessions of independent directors at each regularly scheduled Board meeting

  •
  Annual Board and Board committee self-assessment

  •
  Annual succession planning for management

  •
  Proxy Access

BOARD COMPOSITION

Our goal is to maintain a diverse board representing a wide range of skills, experience, and perspectives.

SHAREHOLDER OUTREACH

Active shareholder engagement throughout the year is essential to maintaining good corporate governance. We routinely seek investor input on a variety of topics including corporate governance, executive compensation, financial performance and other strategic matters. During 2017, we conducted outreach with a cross-section of shareholders representing more than 60% of our outstanding shares. Investor sentiment and specific feedback was summarized and shared with executive management and the Board of Directors for their respective decision making process.

Abbott Laboratories      7

SUSTAINABILITY

At Abbott, we believe that being a responsible and sustainable business is an essential foundation for helping people live fuller, healthier lives. Abbott works hard to maximize the impact of the business in creating stronger communities around the world—focusing on operating responsibly and earning trust by doing the right things, for the long term.

Product Excellence—Committed to offering products and services consistent with the highest standards of quality and safety.

Improving Access—Dedicated to creating technologies and products that meet local needs around the world, as well as informing and empowering people to make well-informed choices about healthcare.

Safeguarding the Environment—We've set goals to significantly reduce our environmental impacts in the areas of carbon dioxide emissions, total water intake and total generated waste.

RECOGNITION BY THIRD-PARTY ORGANIZATIONS

Dow Jones Sustainability Index Industry Group Leader for the 5th consecutive year. Currently Abbott is the only U.S.-based company recognized as a global industry group leader.	Recognized by Working Mother, Diversity Inc., Science and many other publications for workplace leadership and diversity.

Ranked No. 1 for Social Responsibility in the Medical Products and Equipment sector on the Fortune Most Admired Companies list each of the past five years.	Ranked as one of the global 100 Best Corporate Citizens by Corporate Responsibility Magazine for nine consecutive years and named Healthcare Sector Leader in 2017.

To learn more about Abbott's sustainability efforts, please visit www.abbott.com/citizenship.

VOTING MATTERS AND BOARD RECOMMENDATIONS

Item	Matter	Board Recommendation	Page Reference (for more information)

Item 1	Election of 12 Directors	FOR All Nominees	12

Item 2	Ratification of Ernst & Young LLP as Auditors	FOR	62

Item 3	Say on Pay—An Advisory Vote on the Approval of Executive Compensation	FOR	64

Item 4	Shareholder Proposal on Independent Board Chairman	AGAINST	67

8      Abbott Laboratories

INFORMATION ABOUT THE ANNUAL MEETING

WHO CAN VOTE

Shareholders of record at the close of business on February 28, 2018 will be entitled to notice of and to vote at the Annual Meeting. As of January 31, 2018, Abbott had 1,746,333,892 outstanding common shares, which are Abbott's only outstanding voting securities. All shareholders have cumulative voting rights in the election of directors and one vote per share on all other matters.

NOTICE AND ACCESS

In accordance with the Securities and Exchange Commission's "Notice and Access" rules, Abbott mailed a Notice of Internet Availability of Proxy Materials (the "Notice") to certain shareholders in mid-March of 2018. The Notice describes the matters to be considered at the Annual Meeting and how the shareholders can access the proxy materials online. It also provides instructions on how those shareholders can vote their shares. If you received the Notice, you will not receive a print version of the proxy materials, unless you request one. If you would like to receive a print version of the proxy materials, free of charge, please follow the instructions on the Notice.

CUMULATIVE VOTING

Cumulative voting allows a shareholder to multiply the number of shares owned by the number of directors to be elected and to cast the total for one nominee or distribute the votes among the nominees, as the shareholder desires. Shareholders may not cumulate their votes against a nominee. If shares are voted cumulatively and there are more nominees than there are director vacancies, nominees who receive the greatest number of votes will be elected. If you wish to cumulate your votes, you must sign and mail in your proxy card or attend the Annual Meeting.

VOTING BY PROXY

All of Abbott's shareholders may vote by mail or at the Annual Meeting. Abbott's By-Laws provide that a shareholder may authorize no more than two persons as proxies to attend and vote at the meeting. Most of Abbott's shareholders may also vote their shares by telephone or the Internet. If you vote by telephone or the Internet, you do not need to return your proxy card. The instructions for voting can be found with your proxy card or on the Notice.

REVOKING A PROXY

You may revoke your proxy by voting in person at the Annual Meeting or, at any time prior to the meeting:

  •
  by delivering a written notice to the Secretary of Abbott,

  •
  by delivering an authorized proxy with a later date, or

  •
  by voting by telephone or the Internet after you have given your proxy.

DISCRETIONARY VOTING AUTHORITY

Unless authority is withheld in accordance with the instructions on the proxy, the persons named in the proxy will vote the shares covered by proxies they receive to elect the 12 nominees named in Item 1 on the proxy card. Should a nominee become unavailable to serve, the shares will be voted for a substitute designated by the Board of Directors, or for fewer than 12 nominees if, in the judgment of the proxy holders, such action is necessary or desirable. The persons named in the proxy may also decide to vote shares cumulatively in their sole discretion so that one or more of the nominees may receive fewer votes than the other nominees (or no votes at all), although they have no present intention of doing so. The proxy holders may not cast your vote for any nominee from whom you have withheld authority to vote.

Where a shareholder has specified a choice for or against the ratification of the appointment of Ernst & Young LLP as auditors, the advisory vote on the approval of executive compensation, or the approval of a shareholder proposal, or where the shareholder has abstained on these matters, the shares represented by the proxy will be voted (or not voted) as specified. Where no choice has been specified, the proxy will be voted FOR the ratification of Ernst & Young LLP as auditors, FOR the approval of executive compensation, and AGAINST the shareholder proposal.

Abbott Laboratories      9

The Board of Directors is not aware of any other issue which may properly be brought before the meeting. If other matters are properly brought before the meeting, the accompanying proxy will be voted in accordance with the judgment of the proxy holders.

QUORUM AND VOTE REQUIRED TO APPROVE EACH ITEM ON THE PROXY

A majority of the outstanding shares entitled to vote on a matter, represented in person or by proxy, constitutes a quorum for consideration of that matter at the meeting. The affirmative vote of a majority of the shares represented at the meeting and entitled to vote on a matter shall be the act of the shareholders with respect to that matter.

EFFECT OF WITHHOLD VOTES, BROKER NON-VOTES, AND ABSTENTIONS

Shares represented by proxies which are present and entitled to vote on a matter but which have elected to withhold authority to vote for one or more directors or to abstain from voting on another matter will have the effect of votes against those directors or that matter. A proxy submitted by an institution, such as a broker or bank that holds shares for the account of a beneficial owner, may indicate that all or a portion of the shares represented by that proxy are not being voted with respect to a particular matter. This could occur, for example, when the broker or bank is not permitted to vote those shares in the absence of instructions from the beneficial owner of the shares. These "non-voted shares" will be considered shares not present and, therefore, not entitled to vote on those matters, although these shares may be considered present and entitled to vote for other purposes. Brokers and banks have discretionary authority to vote shares in absence of instructions on matters the New York Stock Exchange considers "routine", such as the ratification of the appointment of the auditors. They do not have discretionary authority to vote shares in absence of instructions on "non-routine" matters. The election of directors, the advisory vote on the approval of executive compensation, and shareholder proposals are "non-routine" matters. Non-voted shares will not affect the determination of the outcome of the vote on any matter to be decided at the meeting.

INSPECTORS OF ELECTION

The inspectors of election and the tabulators of all proxies, ballots, and voting tabulations that identify shareholders are independent and are not Abbott employees.

COST OF SOLICITING PROXIES

Abbott will bear the cost of making solicitations from its shareholders and will reimburse banks and brokerage firms for out-of-pocket expenses incurred in connection with this solicitation. Proxies may be solicited by mail, telephone, Internet, or in person by directors, officers, or employees of Abbott and its subsidiaries.

Abbott has retained Georgeson LLC to aid in the solicitation of proxies at an estimated cost of $19,500 plus reimbursement for reasonable out-of-pocket expenses.

ABBOTT LABORATORIES STOCK RETIREMENT PLAN

Participants in the Abbott Laboratories Stock Retirement Plan will receive voting instructions for their shares held in the Abbott Laboratories Stock Retirement Trust. The Stock Retirement Trust is administered by both a trustee and an Investment Committee. The trustee of the Trust is The Northern Trust Company. The members of the Investment Committee are Stephen R. Fussell, Karen M. Peterson, and Brian P. Wentworth, employees of Abbott. The voting power with respect to the shares is held by and shared between the Investment Committee and the participants. The Investment Committee must solicit voting instructions from the participants and follow the voting instructions it receives. The Investment Committee may use its own discretion with respect to those shares for which no voting instructions are received.

10      Abbott Laboratories

CONFIDENTIAL VOTING

It is Abbott's policy that all proxies, ballots, and voting tabulations that reveal how a particular shareholder has voted be kept confidential and not be disclosed, except:

  •
  where disclosure may be required by law or regulation,

  •
  where disclosure may be necessary in order for Abbott to assert or defend claims,

  •
  where a shareholder provides comments with a proxy,

  •
  where a shareholder expressly requests disclosure,

  •
  to allow the inspectors of election to certify the results of a vote, or

  •
  in other limited circumstances, such as a contested election or proxy solicitation not approved and recommended by the Board of Directors.

HOUSEHOLDING OF PROXY MATERIALS

Shareholders sharing an address may receive only one copy of the proxy materials or the Notice of Internet Availability of Proxy Materials, unless their broker, bank, or other intermediary has received contrary instructions from any shareholder at that address. This is known as "householding." Shareholders wishing to discontinue householding and receive separate copies of the proxy materials or the Notice of Internet Availability of Proxy Materials should notify their broker, bank, or other intermediary.

Abbott Laboratories      11

NOMINEES FOR ELECTION AS DIRECTORS

ROBERT J. ALPERN, M.D. Director since 2008 Age 67 Ensign Professor of Medicine, Professor of Internal Medicine, and Dean of Yale School of Medicine, New Haven, Connecticut

Dr. Alpern has served as the Ensign Professor of Medicine, Professor of Internal Medicine, and Dean of Yale School of Medicine since June 2004. From July 1998 to June 2004, Dr. Alpern was the Dean of The University of Texas Southwestern Medical Center. Dr. Alpern also serves as a Director of AbbVie Inc. and as a Director on the Board of Yale—New Haven Hospital.

As the Ensign Professor of Medicine, Professor of Internal Medicine, and Dean of Yale School of Medicine, Dean of The University of Texas Southwestern Medical Center, and as a Director on the Board of Yale—New Haven Hospital, Dr. Alpern contributes valuable insights to the Board through his medical and scientific expertise and his knowledge of the health care environment and the scientific nature of Abbott's key research and development initiatives.

ROXANNE S. AUSTIN Director since 2000 Age 57 President and Chief Executive Officer, Austin Investment Advisors, Newport Coast, California (Private Investment and Consulting Firm)

Ms. Austin is President and Chief Executive Officer of Austin Investment Advisors, a private investment and consulting firm, and chairs the U.S. Mid-Market Investment Advisory Committee of EQT Partners. Previously, Ms. Austin also served as the President and Chief Executive Officer of Move Networks, Inc., a provider of Internet television services. Ms. Austin served as President and Chief Operating Officer of DIRECTV, Inc. Ms. Austin also served as Executive Vice President and Chief Financial Officer of Hughes Electronics Corporation and as a partner of Deloitte & Touche LLP. Ms. Austin served on the Board of Directors of Telefonaktiebolaget LM Ericsson from 2008 to 2016. Ms. Austin currently serves on the Board of Directors of AbbVie Inc., Target Corporation, and Teledyne Technologies, Inc.

Through her extensive management and operating roles, including her financial roles, Ms. Austin contributes significant oversight and leadership experience, including financial expertise and knowledge of financial statements, corporate finance and accounting matters.

12      Abbott Laboratories

SALLY E. BLOUNT, PH.D.
Director since 2011 Age 56
Dean of the J.L. Kellogg Graduate School of Management and the Michael L. Nemmers Professor of Management and Organizations at Northwestern University, Evanston, Illinois

Ms. Blount has served as Dean of the J.L. Kellogg Graduate School of Management and the Michael L. Nemmers Professor of Management and Organizations at Northwestern University since July 2010. From 2004 to 2010, she served as the Vice Dean and Dean of the undergraduate college of New York University's Leonard N. Stern School of Business. Ms. Blount joined the faculty of New York University's Leonard N. Stern School of Business in 2001 and was the Abraham L. Gitlow Professor of Management and Organizations. Prior to joining NYU in 2001, Ms. Blount held academic posts at the University of Chicago's Graduate School of Business from 1992 to 2001. Ms. Blount currently serves on the Board of Directors of Ulta Beauty, Inc.

As Dean of the J.L. Kellogg Graduate School of Management at Northwestern University and as the Vice Dean and Dean of the undergraduate college of New York University's Leonard N. Stern School of Business, Ms. Blount provides Abbott's Board with expertise on business organization, governance and business management matters.

EDWARD M. LIDDY Director since 2010 Age 72 Retired Chairman & CEO, The Allstate Corporation, Northbrook, Illinois (Insurance Company)

Mr. Liddy served as a partner in the private equity investment firm Clayton, Dubilier & Rice, LLC from January 2010 to December 2015. At the request of the Secretary of the U.S. Department of Treasury, Mr. Liddy served as Interim Chairman and Chief Executive Officer of American International Group, Inc., a global insurance and financial services holding company, from September 2008 until August 2009. From January 1999 to April 2008, Mr. Liddy served as Chairman of the Board of the Allstate Corporation. He served as Chief Executive Officer of Allstate from January 1999 to December 2006, President from January 1995 to May 2005, and Chief Operating Officer from August 1994 to January 1999. Mr. Liddy currently serves on the Board of Directors of AbbVie Inc., 3M Company, and The Boeing Company.

Through his executive leadership at Allstate and American International Group, and his board service at several Fortune 100 companies across a broad range of industries, Mr. Liddy provides valuable insights on corporate strategy, risk management, corporate governance and many other issues facing large, global enterprises. Additionally, as a former chief financial officer, audit committee chair at Goldman Sachs and 3M Company, and partner at Clayton, Dubilier & Rice, LLC, Mr. Liddy provides significant knowledge and understanding of corporate finance, capital markets, financial reports and accounting matters.

Abbott Laboratories      13

NANCY MCKINSTRY
Director since 2011 Age 59
Chief Executive Officer and Chairman of the Executive Board of Wolters
Kluwer N.V., Alphen aan den Rijn, the Netherlands (Global Information,
Software, and Services Provider)

Ms. McKinstry has been the Chief Executive Officer and Chairman of the Executive Board of Wolters Kluwer N.V. since September 2003 and a member of its Executive Board since June 2001. Ms. McKinstry also serves on the Board of Accenture, the Board of Overseers of Columbia Business School, and the Board of Directors of Russell Reynolds Associates. Ms. McKinstry is also a member of the European Round Table of Industrialists. Ms. McKinstry served on the Board of Directors of Telefonaktiebolaget LM Ericsson (LM Ericsson Telephone Company) from 2004 to 2012.

As the Chief Executive Officer and Chairman of the Executive Board of Wolters Kluwer N.V., Ms. McKinstry contributes global perspectives and management experience, including an understanding of key issues facing a multinational business such as Abbott's.

PHEBE N. NOVAKOVIC
Director since 2010 Age 60
Chairman and Chief Executive Officer, General Dynamics Corporation, Falls Church, Virginia (Worldwide Defense, Aerospace, and Other Technology
Products Manufacturer)

Ms. Novakovic has been Chairman and Chief Executive Officer of General Dynamics Corporation since January 1, 2013. Previously, she served as President and Chief Operating Officer from May 2012 to December 2012 and as Executive Vice President, Marine Systems of General Dynamics from May 2010 to May 2012. From May 2005 to April 2010, Ms. Novakovic served as its Senior Vice President—Planning and Development. She was elected Vice President of General Dynamics in October 2002 after joining the company in May 2001. Previously, Ms. Novakovic was Special Assistant to the Secretary and Deputy Secretary of Defense, and had been a Deputy Associate Director of the Office of Management and Budget.

As a member of the Board of Directors and Chief Executive Officer of General Dynamics Corporation, Ms. Novakovic has strong management experience with a major public company, including significant marketing, operational and manufacturing experience, and contributes valuable insights into finance and capital markets. Her tenure with the Office of Management and Budget and as Special Assistant to the Secretary and Deputy Secretary of Defense enables her to provide government perspective and experience in a highly regulated industry.

14      Abbott Laboratories

WILLIAM A. OSBORN
Director since 2008 Age 70
Retired Chairman and Chief Executive Officer of Northern Trust Corporation
(Multibank Holding Company) and The Northern Trust Company, Chicago,
Illinois (Banking Services Company)

Mr. Osborn was Chairman of Northern Trust Corporation from 1995 through 2009 and served as its Chief Executive Officer from 1995 through 2007. Mr. Osborn currently serves as a Director of Caterpillar Inc. and General Dynamics Corporation. Mr. Osborn served on the Board of Directors of Nicor, Inc. from 1999 to 2006 and on the Board of Directors of Tribune Company from 2001 to 2012.

As the Chairman and Chief Executive Officer of Northern Trust Corporation and The Northern Trust Company, Mr. Osborn acquired broad experience in successfully overseeing complex global businesses operating in highly regulated industries.

SAMUEL C. SCOTT III Director since 2007 Age 73 Retired Chairman, President and Chief Executive Officer of Corn Products International, Inc., Westchester, Illinois (Corn Refining Company)

Mr. Scott retired as Chairman, President and Chief Executive Officer of Corn Products International in 2009. He served as Chairman, President, and Chief Executive Officer from February 2001 until he retired in May of 2009. He was President and Chief Operating Officer from January 1998 until February 2001. He was President of the Corn Refining Division of CPC International from 1995 through 1997, when CPC International spun off Corn Products International as a separate corporation. Mr. Scott currently serves on the Board of Directors of Bank of New York Mellon Corporation and Motorola Solutions, Inc.

As the Chairman, President and Chief Executive Officer of Corn Products International, Mr. Scott acquired valuable business, leadership and management experience, including critical insights into matters relevant to a major public company and experience in finance and capital markets matters.

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DANIEL J. STARKS Director since 2017 Age 63 Retired Chairman, President and Chief Executive Officer of St. Jude Medical, Inc., St. Paul, Minnesota (Medical Device Manufacturer)

Mr. Starks served as the Chairman, President and Chief Executive Officer of St. Jude Medical, Inc., from 2004 until his retirement in January 2016, after which he served as its Executive Chairman of the Board until January 2017, when Abbott completed the acquisition of St. Jude Medical, Inc. Mr. Starks also served as President and Chief Operating Officer of St. Jude Medical, Inc. from 2001 to 2004 and as its President and CEO, Cardiac Rhythm Management Business from 1997 to 2001.

Having served as St. Jude Medical's Executive Chairman and its Chairman, President and Chief Executive Officer, and having joined St. Jude Medical in 1996, Mr. Starks contributes not only comprehensive and critical knowledge of St. Jude Medical's operations, but also extensive business and management experience operating a global public company in a highly regulated industry.

JOHN G. STRATTON Director since 2017 Age 57 Executive Vice President and President of Global Operations, Verizon Communications Inc., New York, New York (Telecommuncations and Media Company)

Mr. Stratton has served as Executive Vice President and President of Global Operations since February 2015. Previously, he served as Executive Vice President and President of Global Enterprise and Consumer Wireline from April 2014 to February 2015, as President of Verizon Enterprise Solutions from January 2012 to April 2014, and as Chief Operating Officer and Executive Vice President of Verizon Wireless from October 2010 to January 2012. Since October 2012, Mr. Stratton has also served as a member of The President's National Security Telecommunications Advisory Committee.

Through his executive leadership at Verizon Communications, Mr. Stratton contributes extensive business and management experience operating a global public company such as Abbott, including valuable insights on corporate strategy and risk management. His service on the National Security Telecommunications Advisory Committee enables him to provide government perspective and experience in a highly regulated industry.

16      Abbott Laboratories

GLENN F. TILTON Director since 2007 Age 69 Retired Chairman, President and Chief Executive Officer of UAL Corporation, Chicago, Illinois (Airline Holding Company)

Mr. Tilton served as Chairman, President and Chief Executive Officer of UAL Corporation, and Chairman and Chief Executive Officer of United Air Lines, Inc., an air transportation company and wholly owned subsidiary of UAL Corporation, from September 2002 to October 2010. Mr. Tilton also served on the Board of United Continental Holdings, Inc. from 2001 to 2013 and served as its Non-Executive Chairman of the Board from October 2010 to December 2012. Mr. Tilton is also a Director of AbbVie Inc. and Phillips 66. Mr. Tilton also served on the Board of Directors of Lincoln National Corporation from 2002 to 2007, of TXU Corporation from 2005 to 2007, of Corning Incorporated from 2010 to 2012, and as Chairman of the Midwest for JPMorgan Chase & Co. and a member of its companywide Executive Committee from June 2011 to June 2014.

Having previously served as Chief Executive Officer of UAL Corporation and United Air Lines, Non Executive Chairman of the Board of United Continental Holdings, Inc., Chairman of the Midwest for JPMorgan Chase & Co., Chairman, President, and Vice Chairman of Chevron Texaco, and as Interim Chairman of Dynegy, Inc., Mr. Tilton acquired strong management experience overseeing complex multinational businesses operating in highly regulated industries, as well as expertise in finance and capital markets matters.

MILES D. WHITE Director since 1998 Age 63 Chairman of the Board and Chief Executive Officer, Abbott Laboratories

Mr. White has served as Abbott's Chairman of the Board and Chief Executive Officer since 1999. He served as an Executive Vice President of Abbott from 1998 to 1999. He joined Abbott in 1984. He currently serves as a Director of Caterpillar Inc. and McDonald's Corporation.

Serving as Abbott's Chairman of the Board and Chief Executive Officer since 1999 and having joined Abbott in 1984, Mr. White contributes not only his valuable business, management and leadership experience, but also his extensive knowledge of the Company and its global operations, as well as key insights into strategic, management and operation matters, ensuring the appropriate level of oversight and responsibility is applied to all Board decisions.

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THE BOARD OF DIRECTORS AND ITS COMMITTEES

THE BOARD OF DIRECTORS

The Board of Directors held 7 meetings in 2017. The average attendance of all directors at Board and committee meetings in 2017 was ninety-nine percent and each director attended at least seventy-five percent of the total number of Board meetings and meetings of the committees on which he or she served. Abbott encourages its Board members to attend the annual shareholders meeting. Last year, all of Abbott's directors attended the annual shareholders meeting.

The Board has determined that each of the following directors is independent in accordance with the New York Stock Exchange listing standards: R. J. Alpern, R. S. Austin, S. E. Blount, W. J. Farrell, E. M. Liddy, N. McKinstry, P. N. Novakovic, W. A. Osborn, S. C. Scott III, D. J. Starks, J. G. Stratton, and G. F. Tilton. To determine independence, the Board applied the categorical standards attached as Exhibit A to this proxy statement. The Board also considered whether a director has any other material relationships with Abbott or its subsidiaries and concluded that none of these directors had a relationship that impaired the director's independence. This included consideration of the fact that some of the directors are officers or serve on boards of companies or entities to which Abbott sold products or made contributions or from which Abbott purchased products and services during the year. In making its determination, the Board relied on both information provided by the directors and information developed internally by Abbott.

The Board has risk oversight responsibility for Abbott and administers this responsibility both directly and with assistance from its committees.

LEADERSHIP STRUCTURE

The Board has determined that the current leadership structure, in which the offices of Chairman and Chief Executive Officer are held by one individual and an independent director acts as lead director, ensures the appropriate level of oversight, independence, and responsibility is applied to all Board decisions, including risk oversight, and is in the best interests of Abbott and its shareholders.

Chairman/Chief Executive Officer

  •
  Coherent leadership and direction for the Board and executive management

  •
  Clear accountability and a single focus for the chain of command to execute our strategic initiatives and business plans

  •
  CEO's extensive industry expertise, leadership experience, and familiarity with our business

  •
  With our CEO leading management and chairing the Board, we benefit from his strategic and operational insights, enabling a focused vision encompassing the full range, from long-term strategic direction to day-to-day execution

Lead Independent Director

  •
  Currently, the Chairman of the Nominations and Governance Committee acts as the lead director

  •
  Chosen by and from the independent members of the Board of Directors, and serves as the liaison between the Chairman of the Board and the independent directors

  •
  Facilitates communication with the Board and presides over regularly conducted executive sessions of the independent directors or sessions where the Chairman of the Board is not present

  •
  Reviews and approves matters, such as agenda items, schedule sufficiency, and, where appropriate, information provided to other Board members

  •
  Has the authority to call meetings of the independent directors and, if requested by major shareholders, ensures that he or she is available for consultation and direct communication

  •
  The lead director, and each of the other directors, communicates regularly with the Chairman and Chief Executive Officer regarding appropriate agenda topics and other Board related matters

18      Abbott Laboratories

DIRECTOR SELECTION

The Nominations and Governance Committee assists the Board of Directors in identifying individuals qualified to become Board members and recommends to the Board the nominees for election as directors at the next annual meeting of shareholders. The process used by the Nominations and Governance Committee to identify a nominee to serve as a member of the Board of Directors depends on the qualities being sought. From time to time, Abbott engages an executive search firm to assist the Committee in identifying individuals qualified to be Board members.

Abbott's outline of directorship qualifications, which is part of Abbott's corporate governance guidelines, is available in the corporate governance section of Abbott's investor relations website (www.abbottinvestor.com). These qualifications describe specific characteristics that the Nominations and Governance Committee and the Board take into consideration when selecting nominees for the Board, such as: strong management experience and senior level experience in medicine, hospital administration, medical and scientific research and development, finance, international business, government, and academic administration. An individual nominee is not required to satisfy all the characteristics listed in the outline of directorship qualifications and there is no requirement that all such characteristics be represented on the Board.

In addition, Board members should have backgrounds that, when combined, provide a portfolio of experience and knowledge that will serve Abbott's governance and strategic needs. Board candidates will be considered on the basis of a range of criteria, including broad-based business knowledge and relationships, prominence, and excellent reputations in their primary fields of endeavor, as well as a global business perspective and commitment to good corporate citizenship. Directors should have demonstrated experience and ability that is relevant to the Board of Directors' oversight role with respect to Abbott's business and affairs. Each director's biography includes the particular experience and qualifications that led the Board to conclude that the director should serve on the Board. The directors' biographies are on pages 12 through 17.

A description of the procedure for the recommendation and nomination of directors, including by proxy access, is on page 71.

BOARD DIVERSITY AND COMPOSITION

In the process of identifying nominees to serve as a member of the Board of Directors, the Nominations and Governance Committee considers the Board's diversity of relevant experience, areas of expertise, ethnicity, gender, and geography and assesses the effectiveness of the process in achieving that diversity. Five of the 12 directors nominated for election are women or minorities.

The process used to identify and select nominees has resulted in an experienced, diverse, and well-rounded Board of Directors that possesses the skills and perspectives necessary for its oversight role. All of Abbott's directors exhibit:

• Global business perspective • Knowledge of corporate governance requirements and practices	• Successful track record • High integrity	• Innovative thinking • Commitment to good corporate citizenship

Abbott Laboratories      19

The following table details some of the attributes, skills, and experience represented on Abbott's Board of Directors.

Abbott Business Characteristic	Board Attributes, Skills, and Experience

A Broad and Diverse Company with Different Healthcare Businesses	• Senior Leadership Experience with Diverse Business Models • Financial Literacy

A Multinational Company	• Experience as a Director or Senior Officer of a Multinational Corporation • Global Perspective

A Consumer-facing Company	• Academic and Senior Management Leadership Consumer Product Experience • Senior Leadership Experience with Diverse Business Models

Financial Expertise and Risk Management	• Financial Literacy • Public Company Financial Experience

Regulated Industry	• Senior Leadership Experience in Regulated Industries • Senior Level Government Experience

Corporate Governance	• Senior Leadership Experience • Financial Literacy • Experience with Diverse Business Models

Other Board Composition Metrics

The directors nominated for election bring diverse and relevant skills, experience, and perspectives.

20      Abbott Laboratories

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has five committees established in Abbott's By-Laws: Audit Committee, Compensation Committee, Nominations and Governance Committee, Public Policy Committee, and Executive Committee. Each of the members of the Audit Committee, Compensation Committee, Nominations and Governance Committee, and Public Policy Committee is independent.

Current Members	Audit*	Compensation	Nominations and Governance	Public Policy	Executive

R. J. Alpern
R. S. Austin
S. E. Blount
E. M. Liddy
N. McKinstry
P. N. Novakovic
W. A. Osborn
S. C. Scott III
D. J. Starks
J. G. Stratton
G. F. Tilton
M. D. White
Total Meetings Held in 2017	7	3	4	4	1

*
Each of the committee members is financially literate, as is required of audit committee members by the New York Stock Exchange. The Board of Directors has determined that Edward M. Liddy, the Audit Committee's Chair, is an "audit committee financial expert."

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibility with respect to Abbott's accounting and financial reporting practices and the audit process; the quality and integrity of Abbott's financial statements; the independent auditors' qualifications, independence, and performance; the performance of Abbott's internal audit function and internal auditors; and certain areas of legal and regulatory compliance. The Committee is governed by a written charter. A copy of the report of the Audit Committee is on page 63.

Compensation Committee

The Compensation Committee assists the Board of Directors in carrying out the Board's responsibilities relating to the compensation of Abbott's executive officers and directors. The Committee is governed by a written charter. The Compensation Committee annually reviews the compensation paid to the members of the Board and gives its recommendations to the full Board regarding both the amount of director compensation that should be paid and the allocation of that compensation between equity-based awards and cash. In recommending director compensation, the Compensation Committee takes comparable director fees into account and reviews any arrangement that could be viewed as indirect director compensation.

This Committee also reviews, approves, and administers the incentive compensation plans in which any executive officer of Abbott participates and all of Abbott's equity-based plans. It may delegate the responsibility to administer and make grants under these plans to management, except to the extent that such delegation would be inconsistent with applicable law or regulation or with the listing rules of the New York Stock Exchange. The processes and

Abbott Laboratories      21

procedures used for the consideration and determination of executive compensation are described in the section of the proxy captioned, "Compensation Discussion and Analysis."

The Compensation Committee has the sole authority, under its charter, to select, retain, and/or terminate independent compensation advisors. The Committee engaged Meridian Compensation Partners, LLC as its compensation consultant for 2017. Meridian performs no other work for Abbott. The Committee engages compensation consultants to provide counsel and advice on executive and non-employee director compensation matters. The consultant and its principal report directly to the Chair of the Committee. The principal meets regularly and as needed with the Committee in executive sessions, has direct access to the Chair during and between meetings, and performs no other services for Abbott or its senior executives. The Committee determines what variables it will instruct the consultant to consider, and they include: peer groups against which performance and pay should be examined, financial metrics to be used to assess Abbott's relative performance, competitive long-term incentive practices in the marketplace, and compensation levels relative to market practice. The Committee negotiates and approves any fees paid to the consultant for these services. Based on its evaluation of Meridian's independence in accordance with the New York Stock Exchange listing standards and information provided by Meridian, the Committee determined that the work performed by Meridian does not present any conflicts of interest. A copy of the Compensation Committee report is on page 41.

Nominations and Governance Committee

The Nominations and Governance Committee assists the Board of Directors in identifying individuals qualified to become Board members and recommends to the Board the nominees for election as directors at the next annual meeting of shareholders; recommends to the Board the people to be elected as executive officers of Abbott; develops and recommends to the Board the corporate governance guidelines applicable to Abbott; and serves in an advisory capacity to the Board and the Chairman of the Board on matters of organization, management succession plans, major changes in the organizational structure of Abbott, and the conduct of Board activities. The Committee is governed by a written charter. The process used by this Committee to identify a nominee to serve as a member of the Board of Directors depends on the qualities being sought. From time to time, Abbott engages an executive search firm to assist the Committee in identifying individuals qualified to be Board members. The process used by the Committee to identify nominees is described on page 19 in the section captioned, "Director Selection."

Public Policy Committee

The Public Policy Committee assists the Board of Directors in fulfilling its oversight responsibility with respect to Abbott's public policy, certain areas of legal and regulatory compliance, and governmental affairs and healthcare compliance issues that affect Abbott. The Committee is governed by a written charter.

Executive Committee

The Executive Committee may exercise all the authority of the Board in the management of Abbott, except for matters expressly reserved by law for Board action.

COMMUNICATING WITH THE BOARD OF DIRECTORS

Interested parties may communicate with the Board of Directors by writing a letter to the Chairman of the Board, to the Chairman of the Nominations and Governance Committee, who acts as the lead director at the meetings of the independent directors, or to the independent directors c/o Abbott Laboratories, 100 Abbott Park Road, D-364, AP6D, Abbott Park, Illinois 60064-6400, Attention: Corporate Secretary. The General Counsel and Corporate Secretary regularly forwards to the addressee all letters other than mass mailings, advertisements, and other materials not relevant to Abbott's business. In addition, directors regularly receive a log of all correspondence received by the Company that is addressed to a member of the Board and may request any correspondence on that log.

CORPORATE GOVERNANCE MATERIALS

Abbott's corporate governance guidelines, outline of directorship qualifications, director independence standards, code of business conduct, and the charters of Abbott's Audit Committee, Compensation Committee, Nominations and Governance Committee, and Public Policy Committee are all available in the corporate governance section of Abbott's investor relations website (www.abbottinvestor.com).

22      Abbott Laboratories

2017 DIRECTOR COMPENSATION

Our CEO is not compensated for serving on the Board or Board committees. Abbott's remaining directors, who are all non-employee directors, are compensated for their service under the Abbott Laboratories Non-Employee Directors' Fee Plan and the Abbott Laboratories 2017 Incentive Stock Program.

The following table sets forth a summary of the non-employee directors' 2017 compensation.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)		Total ($)

R. J. Alpern	$126,000	$149,939	$0	$30,527	$25,000	(5)	$331,466
R. S. Austin	151,667	149,939	0	0	0		301,606
S. E. Blount	126,000	149,939	0	5,797	25,000	(5)	306,736
W. J. Farrell	48,667	0	0	52,303	0		100,970
E. M. Liddy	144,667	149,939	0	0	0		294,606
N. McKinstry	132,000	149,939	0	0	5,000	(5)	286,939
P. N. Novakovic	141,000	149,939	0	0	0		290,939
W. A. Osborn	156,000	149,939	0	0	0		305,939
S. C. Scott III	132,000	149,939	0	0	25,000	(5)	306,939
D. J. Starks	105,000	149,939	0	0	0		254,939
J. G. Stratton	63,000	0	0	0	0		63,000
G. F. Tilton	132,000	149,939	0	0	25,000	(5)	306,939

(1)
Under the Abbott Laboratories Non-Employee Directors' Fee Plan, non-employee directors earn $10,500 for each month of service as a director. Audit Committee members, other than the Audit Committee chair, receive $500 for each month of service on the Audit Committee. Board Committee chairmen receive monthly fees of: $2,083.33 for the Audit Committee chairman, $1,666.66 for the Compensation Committee chairman, $1,250.00 for the Public Policy Committee chairman, and $1,250.00 for the chairman of any other Board committee. In addition, the lead director earns $2,500 for each month of such service and does not receive a fee for service as Nominations and Governance Committee chairman. Fees earned under the Abbott Laboratories Non-Employee Directors' Fee Plan are paid in cash to the director, paid in the form of vested non-qualified stock options (based on an independent appraisal of their fair value), deferred (as a non-funded obligation of Abbott), or paid currently into an individual grantor trust established by the director. The distribution of deferred fees and amounts held in a director's grantor trust generally commences when the director reaches age 65, or upon retirement from the Board of Directors, if later. The director may elect to have deferred fees and fees deposited in trust credited to either a guaranteed interest account or to a stock equivalent account that earns the same return as if the fees were invested in Abbott stock. If necessary, Abbott contributes funds to a director's trust so that as of year-end the stock equivalent account balance (net of taxes) is not less than seventy-five percent of the market value of the related common stock at year-end.

(2)
The amounts reported in this column represent the aggregate grant date fair value of the awards in accordance with Financial Accounting Standards Board ASC Topic 718. Abbott determines the grant date fair value of stock unit awards by multiplying the number of restricted stock units granted by the average of the high and low market prices of an Abbott common share on the date of grant. In addition to the fees described in footnote 1, each non-employee director elected to the Board of Directors at the annual shareholders meeting receives vested restricted stock units having a value of $150,000 (rounded down) under the Abbott Laboratories 2017 Incentive Stock Program (effective as of the 2018 Annual Meeting this will increase to $175,000 (rounded down)). In 2017, this was 3,437 units. The non-employee directors receive cash payments equal to the dividends paid on the shares covered by the units at the same rate as other shareholders. Upon termination, retirement from the Board, death, or a change in control of Abbott, a non-employee director will receive one share of common stock for each restricted stock unit outstanding under the Incentive Stock Program. The following Abbott restricted stock units were outstanding as of December 31, 2017: R. J. Alpern, 25,220; R. S. Austin, 32,883; S. E. Blount, 18,480;

Abbott Laboratories      23

  E. M. Liddy, 20,647; N. McKinstry, 18,480; P. N. Novakovic, 20,647; W. A. Osborn, 27,137; S. C. Scott III, 28,867; D. J. Starks, 3,437; and G. F. Tilton, 28,867.

(3)
The following options were outstanding as of December 31, 2017: R. S. Austin, 20,852; W. J. Farrell, 6,691; E. M. Liddy, 19,890; N. McKinstry, 24,428; P. N. Novakovic, 77,869; W. A. Osborn, 21,448; and S. C. Scott III, 18,148.

(4)
The totals in this column include reportable interest credited under Abbott Laboratories Non-Employee Directors' Fee Plan during the year.

(5)
Charitable contributions made by Abbott's non-employee directors are eligible for a matching contribution (up to $25,000 annually). The amounts reported in this column include charitable matching grant contributions, as follows: R. J. Alpern, $25,000; S. E. Blount, $25,000; N. McKinstry, $5,000; S. C. Scott III, $25,000; and G. F. Tilton, $25,000.

24      Abbott Laboratories

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS

The table below reflects the number of Abbott common shares beneficially owned as of January 31, 2018 by (i) each director, and (ii) the Chief Executive Officer, the Chief Financial Officer, and the other current and former executive officers listed in the Summary Compensation Table (collectively, the "named officers"), and (iii) all directors, named officers, and executive officers of Abbott as a group. It also reflects the number of stock equivalent units held by non-employee directors under the Abbott Laboratories Non-Employee Directors' Fee Plan and restricted stock units held by non-employee directors, named officers, and executive officers.

Name	Shares Beneficially Owned(1)(2)	Stock Options Exercisable Within 60 Days of January 31, 2018(3)	Stock Equivalent Units

H. L. Allen	100,879	676,159	0
R. J. Alpern	25,220	0	6,671
R. S. Austin	39,727	20,852	0
S. E. Blount	23,580	0	0
E. S. Fain	445,218	0	0
R. B. Ford	132,378	480,238	0
E. M. Liddy	22,967	19,890	20,565
N. McKinstry	18,480	24,428	0
P. N. Novakovic	21,147	77,869	0
W. A. Osborn	51,137	21,448	27,570
M. T. Rousseau	629,294	774,049	0
D. G. Salvadori	73,798	159,652	0
S. C. Scott III	34,867	18,148	6,902
D. J. Starks	6,943,506	0	0
J. G. Stratton	0	0	1,145
G. F. Tilton	36,217	0	31,629
M. D. White	3,138,480	4,873,894	0
B. B. Yoor	63,823	327,339	0
All directors, named officers, and executive officers as a group(4)(5)	12,849,731	11,397,036	94,482

(1)
This column includes shares held in the officers' accounts in the Abbott Laboratories Stock Retirement Trust as follows: M. D. White, 32,065; B. B. Yoor, 2,165; and all executive officers as a group, 54,963. Each officer has shared voting power and sole investment power with respect to the shares held in his or her account.

(2)
This column includes restricted stock units held by the non-employee directors and payable in stock upon their retirement from the Board as follows: R. J. Alpern, 25,220; R. S. Austin, 32,883; S. E. Blount, 18,480; E. M. Liddy, 20,647; N. McKinstry, 18,480; P. N. Novakovic, 20,647; W. A. Osborn, 27,137; S. C. Scott III, 28,867; D. J. Starks, 3,437; G. F. Tilton, 28,867; and all directors as a group, 224,665.

(3)
This column includes 41,392 restricted stock units held by all named officers and executive officers as a group that will be payable in stock within 60 days of January 31, 2018.

(4)
Certain executive officers of Abbott are fiduciaries of several employee benefit trusts maintained by Abbott. As such, they have shared voting and/or investment power with respect to the common shares held by those trusts. The table does not include the shares held by the trusts. As of January 31, 2018, these trusts owned a total of 31,971,674 (1.8%) of the outstanding shares of Abbott.

None of the directors, named officers, or executive officers has pledged shares.

(5)
Excluding the shared voting and/or investment power over the shares held by the trusts described in footnote 4, the directors, named officers, and executive officers as a group together own beneficially less than one percent of the outstanding shares of Abbott.

Abbott Laboratories      25

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

INTRODUCTION

This Compensation Discussion and Analysis (CD&A) describes Abbott's executive compensation program in 2017. While the Summary Compensation Table on page 44 provides the required disclosures for this proxy statement, we will also discuss the LTI grant made in February 2018, since that grant was based on 2017 performance. The LTI grant disclosed in the Summary Compensation Table was made in February 2017 and was based on 2016 performance.

In particular, this CD&A explains how the Compensation Committee (the Committee) and Board of Directors made compensation decisions for the Company's executives, including the seven named officers: Miles D. White, Chairman of the Board and Chief Executive Officer; Brian B. Yoor, Executive Vice President, Finance and Chief Financial Officer; Hubert L. Allen, Executive Vice President, General Counsel and Secretary; Robert B. Ford, Executive Vice President, Medical Devices; Daniel G. Salvadori, Executive Vice President, Nutritional Products; Michael T. Rousseau, President, Cardiovascular and Neuromodulation; and Eric S. Fain, Senior Vice President, Group President, Cardiovascular and Neuromodulation. Mr. Rousseau and Mr. Fain left during 2017.

The CD&A also describes the pay philosophy the Committee has established for the Company's executive officers, the process the Committee utilizes to examine performance in the context of executive pay decisions, the performance goals and results for each named officer, and recent updates to our compensation program.

2017 PERFORMANCE

In 2017, Abbott achieved outstanding returns to shareholders, ranking #1 in our peer group. Abbott's one-year total shareholder return (TSR) was 52.0%, which was 30.2 and 23.9 percentage points above the robust growth of both the Standard & Poor's 500 Index (S&P 500) and the Dow Jones Industrial Average (DJIA), respectively. In addition, Abbott:

  •
  Raised the dividend by nearly 6%, marking Abbott's 94th consecutive year of dividends paid and the 46th straight year the dividend has been increased.

  •
  Returned $1.8 billion to Abbott shareholders through dividends.

  •
  Increased pre-tax earnings from continuing operations by 58%; including a $1.46 billion estimated net impact of U.S. tax reform, decreased net earnings by 67% or, excluding the one-time impact of tax reform, increased net earnings by 71%.

  •
  Increased adjusted EBITDA by 43%.

  •
  Completed three major strategic initiatives in 2017 to shape the company for maximum competitiveness

    –
    Divested Abbott Medical Optics (AMO)

    –
    Acquired St. Jude Medical

    –
    Acquired Alere Inc.

At a corporate level, all financial goals for officers were overachieved. This includes:

  •
  Growing adjusted diluted EPS by 14%, from $2.20 to $2.50, above company targets and at the top end of the expected range.

  •
  Growing adjusted sales by 31%, an increase of $6.2 billion.

  •
  Increasing adjusted free cash flow by 113%, nearly 4 times the expected increase percentage.

As a result of the significant overachievement of these key financial and strategic goals, Abbott's market capitalization nearly doubled during 2017.

For reconciliation to GAAP, see Annex I.

26      Abbott Laboratories

VARIABLE PAY DECISIONS BASED ON 2017 PERFORMANCE

In February 2018, our Compensation Committee made pay decisions for our executive officers based on the design of our programs and our extremely strong performance in 2017. The results of those pay decisions were as follows:

  •
  Average bonus payouts were 105% of target reflecting overachievement of goals related to EPS, net income, sales, cash flow, return on assets, and completion of three transactions critical to our strategic priorities. Individual payouts were aligned with individual performance and ranged from 18% to 163% of target.

  •
  2018 LTI award guidelines were set at the 75th percentile of our peer group, consistent with extremely strong relative total shareholder returns through 2017. Individual awards were aligned with individual performance and ranged from the 24th to the 90th percentile.

It is important to understand the effect of the "lag" in the Summary Compensation Table, resulting from SEC proxy disclosure rules. Specifically, the amounts shown on page 44 reflect the annual bonus for 2017 performance. However, the LTI awards shown in the table are for 2016 performance and were granted in February 2017. During 2016, despite strong operational results and the initiation of important strategic actions, Abbott's returns to shareholders on a 1-, 3- and 5-year basis were in the lower quartile relative to our peers. Consistent with Abbott's philosophy to align LTI compensation with TSR performance, these relatively lower total shareholder returns resulted in significantly below market long-term incentive grants for 2017.

Due to the significantly different LTI amounts granted in 2017 (using the 25th percentile guidelines) vs. 2018 (using the 75th percentile guidelines), we have disclosed the 2018 grant in this proxy to aid shareholders in their understanding of our approach to compensation, which definitively aligns our LTI grant guidelines with relative TSR performance as illustrated below.

Relative TSR Percentile vs. Peers	2013	2014	2015	2016	2017

1-Year	26th	89th	61st	0th	100th

3-Year	84th	53rd	44th	17th	63rd

5-Year	11th	47th	83rd	28th	50th

Average	40th	63rd	63rd	15th	71st

LTI Award Guideline Percentile	37th	50th	50th	25th	75th

Abbott Laboratories      27

COMPENSATION PHILOSOPHY AND COMPONENTS OF PAY

Abbott and its Compensation Committee have designed a compensation program to attract and retain executives whose talent and contributions support and advance the profitable growth of the Company and growth in shareholder value. The program is designed to be:

  •
  Competitive: While we target competitive total compensation, actual payouts vary based upon Company and individual performance. The Compensation Committee sets LTI awards based on relative Company performance. Each year, we look at LTI market percentiles between the 10th and the 90th to determine appropriate award levels. Actual pay reflects actual performance relative to peers.

  •
  Aligned to our shareholders' interests: Almost two-thirds of our pay is equity-based, directly tying a significant portion of executive compensation to shareholder returns.

  •
  Performance-based: Other than base salary, which is the smallest component of our executives' compensation, all remaining components of Total Direct Compensation (i.e., annual cash incentive, performance-based restricted stock awards, and stock options) are aligned with Company and/or division performance.

  •
  Balanced: Short- and long-term objectives focus our executives on actions that create value today while building for sustainable future success. Our compensation program rewards the achievement of

    –
    Annual incentive payouts tied to current year operating performance vs. goals

    –
    Long-term incentive awards tied to longer-term returns to shareholders relative to peers and sustained performance

TARGET TOTAL COMPENSATION MIX

28      Abbott Laboratories

CHANGES BASED ON SHAREHOLDER FEEDBACK AND MARKET PRACTICES

Last year, shareholders owning 95% of our shares approved the compensation of our named executive officers. During 2017, we conducted outreach with a cross-section of shareholders representing more than 60% of our outstanding shares. In those meetings, we discussed our pay programs broadly, including aspects that were previously subject to shareholder resolutions. Based on shareholder discussions and recommendations, the Committee, during its annual evaluation of the Company's compensation programs and evolving market practices, made several changes to our programs.

RECENT EXECUTIVE COMPENSATION CHANGES

•

Significantly strengthened peer group to reflect new business portfolio

•

Changed performance-based restricted stock awards to vest only over a 3-year term with no more than one-third of the award vesting in any one year

•

Increased the ROE target for vesting of performance shares granted in two of the last three years

•

Revised annual cash incentive plan goals and scoring methodology

•

Introduced new long-term incentive measures to reflect sustained performance over a three-year period

•

Increased disclosure related to payouts for both annual and long-term incentives

•

Implemented a hedging policy and a pledging policy

•

Implemented a strengthened recoupment policy

•

Increased director share ownership guidelines

•

Implemented a one-year minimum vesting period for long-term incentive grants

These recent changes continue our practice of evolving our program based upon shareholder feedback as well as a review of market practices. Over the past several years, we have made numerous other changes to our program, including:

  •
  Using three performance assessments to determine the amount of equity awards:

    –
    Relative TSR (compared to peer companies)—Determines, as an aggregate target, where our equity grant guidelines should be positioned relative to the market

    –
    Individual performance—Determines individual officer awards based on equity grant guidelines (grant guideline x individual performance factor)

    –
    The ROE target—Ensures that performance has been sustained before awards vest

  •
  Granting equity awards with double-trigger vesting in the event of a change in control

  •
  Eliminating tax gross-ups in our executive officer pay program

  •
  Engaging a Compensation Committee consultant that performs no other work for Abbott

  •
  Adding a share retention requirement which applies until share ownership guidelines are met

  •
  Revising executive share ownership guidelines:

    –
    Chief Executive Officer—6 times base salary

    –
    Executive Vice President/Senior Vice President—3 times base salary

    –
    All other officers—2 times base salary

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HOW EXECUTIVE PAY DECISIONS ARE MADE

The Committee makes compensation decisions in the context of the objectives of our program. The Committee ensures the compensation delivered to our executives is competitive, based on performance, balanced between the short- and long-term, aligned with shareholder interests, and does not encourage excessive risk-taking.

To determine the competitiveness of our compensation and benefit programs, the Committee, in consultation with its independent consultant, annually compares the level of compensation, market pay practices, and our relative performance to those of peer companies.

Our shareholders compare us to other global multinational companies, only some of which are in healthcare. These companies share similar characteristics aligned with our investment identity of diversified growth, returns to shareholders, and capital structure.

The peer group used for performance and compensation benchmarking prior to 2017 was established at the time of the AbbVie separation in 2013. That group has been used without change from 2013 through 2016. Due to the acquisitions of St. Jude Medical and Alere Inc. and significant changes in several peers due to corporate transactions, the Committee and its consultant reviewed the peer group to be used for 2017 benchmarking. Based on that review, the Committee approved an update to the peer group to better align to our current size, scope, and global footprint.

Consistent with our prior approach, our peer group was selected to strike the appropriate balance between size (both revenues and market capitalization), return profiles, geographic breadth, and management and operating structure and has been overwhelmingly supported by our investors during shareholder outreach. The peer group purposely includes companies that are outside the healthcare industry.

In selecting our peer group for 2017 performance and compensation benchmarking, we considered:

  •
  Globally diverse manufacturing-driven organizations with significant international operations, sales, and profits

  •
  Consumer-facing organizations

  •
  Similar financial and operating measures, including market capitalization, revenue, and number of employees

  •
  Similar return of cash profiles, including dividends and share repurchases

  •
  Similar geographic mix of revenues and profits

  •
  Current proxy advisor guidelines regarding size of peers

The resulting peer group:

  •
  Excludes service companies

  •
  Has an average market capitalization well aligned with Abbott

  •
  Has an average sales size well aligned with Abbott; some are larger; some are smaller, but none are less than 40% of Abbott's sales

30      Abbott Laboratories

This peer group is summarized below, showing the primary characteristics for which each company was selected.

Company Name	Sales/Rev.[1] (billions)		Market Cap[1] (billions)	% Rev. Outside U.S.	Similar # Employees	Health Care- Related	Mfg. Driven/ Consumer- Facing	Similar Operating Characteristics

3M Company	$31.7		$140.2	✓	✓	✓	✓	✓
Becton, Dickinson & Co.	$12.3		$57.0		✓	✓	✓	✓
Bristol-Myers Squibb	$20.8		$100.3			✓	✓	✓
The Coca-Cola Company	$37.3		$195.5	✓	✓		✓	✓
Danaher Corporation	$18.3		$64.6	✓	✓	✓	✓	✓
Eaton Corporation plc	$20.4		$34.8		✓		✓	✓
Emerson Electric Co.	$15.9		$44.5	✓	✓		✓	✓
Honeywell International Inc.	$40.5		$116.1	✓	✓		✓	✓
Johnson & Johnson	$76.5		$375.4		✓	✓	✓	✓
Johnson Controls	$30.5		$35.3	✓	✓		✓	✓
Kimberly-Clark Corporation	$18.3		$42.4	✓	✓	✓	✓	✓
Medtronic plc	$29.6		$109.3	✓	✓	✓	✓	✓
Mondelēz Inernational, Inc.	$25.9		$64.0	✓	✓		✓	✓
Procter & Gamble Co.	$65.7		$233.1	✓	✓	✓	✓	✓
Thermo Fisher Scientific, Inc.	$20.9		$76.1		✓	✓	✓	✓
United Technologies	$59.8		$101.9	✓			✓	✓
Peer Group Median	$27.8		$88.2	Peer group approximates Abbott in market cap and sales
Abbott 12/31/17	$27.4		$99.3	✓	✓	✓	✓	✓
Abbott + Alere Full Year 2017	$28.9	[2]		✓	✓	✓	✓	✓

(1)
Data source: S&P's Capital IQ database reflects most recently disclosed (as of January 31, 2018) trailing 12 month sales/revenue. The market cap reflects values on December 31, 2017.

(2)
Abbott acquired Alere Inc. on October 3, 2017.

FIXED PAY—BASE SALARY

Base salary targets are set using the median of the peer group as an initial benchmark. Specific pay rates are based on an executive's performance, experience, contribution, unique skills, and internal equity with others at Abbott. Base salaries range from the 10th to the 90th percentile of the peer group, depending on experience, expertise, unique role requirements, and tenure. The average base salary of our executive officers was approximately at the market median. Once the rate of pay is set at the time of hire or upon promotion, subsequent changes in pay, including salary increases, are based on the executive's performance, the job he or she is performing, internal equity, and the Company's operating budget.

PERFORMANCE-BASED PAY

Abbott's primary performance-based compensation programs for executive officers are the annual cash incentive plan and the long-term incentive plan. These plans are described in more detail on the following pages. While both plans are formula-driven based on specific operating, strategic, and leadership results, the performance criteria differs in terms of the measures and the performance period. It is important to note that officer financial goals are based on adjusted measures that reflect the true results of our ongoing operations, which is what our investors focus on and invest in.

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ANNUAL CASH INCENTIVE PLAN (PERFORMANCE INCENTIVE PLAN)

Our annual cash incentive plan is a key part of our officers' total compensation. It rewards executives for achieving specific annual goals at the corporate and divisional levels. It also rewards executives for achieving operational and strategic goals.

During 2017, Abbott's seven named officers participated in the 1998 Abbott Laboratories Performance Incentive Plan (PIP), which was designed to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986 for performance-based compensation.

Annual Cash Incentives Are Capped

Each year, the Committee sets the maximum award allocations under the PIP for each named officer as a percentage of consolidated net earnings. For 2017, the maximum award for the Chief Executive Officer was 0.15% of adjusted consolidated net earnings for the fiscal year-end and, for all of the other named officers, 0.075% of adjusted consolidated net earnings. Historically and in 2017, the Committee exercised its discretion to deliver PIP awards that were substantially below the maximum awards that are authorized by these formulas based on achieved performance against annual goals and other factors described below.

Process to Determine Awards

Under the PIP, the Committee sets a target payout (expressed as a percentage of base salary) for each officer based upon market benchmarks and internal equity. The final payout is determined based upon operating performance relative to annual goals. This process is described below. In 2017, annual incentive payouts for Abbott's executive officers ranged from 18% to 163% of target, with an average of 105% of target, reflecting strong performance on an operational and strategic basis during the year.

Step One: Fund Annual Incentive Pool Based on EPS Achievement

In order for the PIP to pay out, the EPS goal (see 2017 Performance Goals for Performance Incentive Plan on page 38) must be achieved. If the EPS goal is not achieved, then the PIP is not funded and there are no payouts.

Step Two: Assess Individual Performance vs. Goals

Individual goals are finalized at the beginning of each year based upon each executive officer's responsibilities. The weighting of goals depends upon whether the executive is a Business Unit leader or a Corporate leader, as follows:

Goal Category	Business Unit Leader	Corporate Leader

Sales Growth vs Peers and Plan	30%	10%

Financial Return	40%	40%

Strategic Initiatives	20%	40%

Leadership	10%	10%

Total	100%	100%

Sales Growth Goals—To stress the importance of top-line growth, each officer is measured against Abbott's internal targets, which are established to exceed peer group growth rates.

Results	Payout

Sales Growth < Market Growth	0%

Sales Growth ≥ Market Growth but <Target	50%

Sales Growth ≥ Market and Target	100%

Sales Growth Significantly > Market and Target	125% or 150%

Sales growth performance required to earn payouts above 100% varies by business to reflect each business's market. To exceed a target payout in Sales Growth, the business must grow market share, exceeding both peer sales growth rates and Abbott's internal targets. This approach sets a very high bar and is more rigorous than market practice.

32      Abbott Laboratories

Financial Return Goals—While top-line growth is important, that growth must be profitable in order to drive value for our shareholders. To stress the importance of profitability, each officer is assessed on relevant return goals, primarily earnings, margin contribution, and cash flow.

Results	Payout

Actual Return < Target	0%

Actual Return ≥ Target	100%

Actual Return Significantly > Target	125% or 150%

Financial return performance required to earn payouts above 100% of target varies by business to reflect each business's market and operating environment.

Strategic Initiative Goals—Strategic initiative goals are primarily related to key planned strategic actions, such as portfolio expansion, key R&D milestones, gross margin expansion, and entry into new markets. Strategic goals are set such that fully successful achievement of the goals results in a 100% payout with no additional upside. Lower levels of achievement result in payouts of 75%, 50%, or 0% of target.

Leadership Goals—Leadership goals are primarily related to talent and succession planning initiatives. These goals are focused on stabilizing business leadership gaps, ensuring businesses have the talent they need to perform in the current period, and building our leadership bench to sustain our performance. Leadership goals are set such that fully successful achievement of the goals results in a 100% payout with no additional upside. Lower levels of achievement result in payouts of 75%, 50%, or 0% of target.

The following formula summarizes the PIP payout process for a Business Unit leader, assuming the EPS goal is achieved (the process is identical for a Corporate leader).

  For example:

Base Salary		Bonus Target %		Individual Goal Score					Final Award Payout
				Goal Category	Goal Weighting	Payout	Goal Score
				Sales Growth	30%	100%	30%
$525,000	x	90%	x	Financial Return	40%	100%	40%	=	$448,875
				Strategic Initiatives	20%	75%	15%
				Leadership	10%	100%	10%

						Total	95%

Based on performance against goals, 2017 cash incentive payouts ranged from the 10th percentile to the 90th percentile of our peer group. The average 2017 cash incentive payout for our executive officers was at the 56th percentile of our peer group, consistent with strong performance in 2017.

LONG-TERM INCENTIVE PLAN (LTI)

Our long-term incentive plan is the largest component of our executive officers' total compensation. As such, we believe it is critical that LTI performance goals reflect Company and individual performance, on both an absolute and relative basis. The LTI process used in February 2017 (described below) resulted in annual grants to executive officers ranging from the 5th percentile to the 51st percentile of our peer group, with an average of the 27th percentile. A preview of the February 2018 grant (which will be disclosed in our 2019 Summary Compensation table) is also described below.

Process to Determine Awards

Our process for determining guidelines, individual awards, and vesting of those awards incorporates:

  •
  TSR performance relative to our peers on a one-, three-, and five-year basis
  •
  Individual officer achievement of three-year sales, profitability, and strategic goals
  •
  Each officer's performance relative to other officers

Abbott Laboratories      33

This process is far more rigorous than automatically granting LTI at the median of the market and adjusting the awards only for relative TSR at the end of the performance cycle to determine the extent to which awards vest.

We followed a rigorous two-stage process to determine the size of LTI awards ultimately granted to our executive officers:

Stage One: Determine LTI Awards
Stage Two: Determine if Options and Shares Vest

Stage One: Determine LTI Awards

In order to determine LTI awards, Abbott follows three steps.

Step A—Determine Company LTI Award Guidelines—Abbott obtains survey data annually to assess the competitive LTI market for our peer group companies for each executive position. Each year, we position our LTI award guidelines relative to the competitive LTI market by comparing Abbott's TSR performance to our peers. While most of our peer companies simply set their annual LTI level at the 50th percentile of market, the following chart shows definitively how we adjust our LTI grant guidelines to align with our relative TSR performance. For example, guidelines for grants made in February 2017 were set at the 25th percentile of our peer group as illustrated in the 2016 Performance Year consistent with our relatively lower TSR vs. peers. Conversely, guidelines for grants made in February 2018 were set at the 75th percentile of our peer group, reflecting very strong TSR vs. our peers. The variability produced by this process illustrates the direct alignment of our officers' pay with our shareholders' returns.

Performance Year	1 Year Relative TSR Quartile[1]	3 Year Relative TSR Quartile[1]	5 Year Relative TSR Quartile[1]	LTI Award Guideline Percentile

2013	3rd	1st	4th	37% (February 2014 Grant)

2014	1st	2nd	3rd	50% (February 2015 Grant)

2015	2nd	3rd	1st	50% (February 2016 Grant)

2016	4th	4th	3rd	25% (February 2017 Grant)

2017	1st, #1 in peer group	2nd	2nd	75% (February 2018 Grant)

(1)
Relative TSR quartile performance ranking uses a 1-4 scoring scale, with 1st representing highest quartile performance and 4th representing lowest quartile performance.

Step B—Determine Individual Officer Awards—The recommendation for each officer starts with the Company LTI award guideline (based on relative TSR performance as described above) for the officer's position, as established in Step A. Individual officer awards are then further adjusted up or down based upon assessment of their achievement of individual goals related to

  1)
  Three Year Sales and Market Growth
  2)
  Three Year Margin Contribution
  3)
  Three Year Strategic Milestones

Each officer is assigned an overall score based on whether they missed, achieved, or exceeded the specific targets in all three measures for all three years. That resulting assessment score determines the LTI performance adjustment.

Awards granted in 2017, based on individual officer performance in 2016, resulted in awards ranging from 26% to 135% of guideline award levels, with an average of 98% of the 25th percentile guideline. These awards resulted in annual grants to Abbott executive officers ranging from the 5th percentile to the 51st percentile of our peer group, with an average of the 27th percentile.

Awards granted in 2018, based on individual officer performance in 2017, resulted in awards ranging from 50% to 135% of guideline award levels, with an average of 104% of the 75th percentile guideline. These awards resulted in annual grants to Abbott executive officers ranging from the 24th percentile to the 90th percentile of our peer group, with an average of the 77th percentile.

34      Abbott Laboratories

Step C—Convert Individual LTI Award Values to Equity Grants—In 2017, to recognize the continued growth focus of Abbott and to directly align the interests of executive officers with the interests of our shareholders, the Compensation Committee granted the long-term incentive awards in the form of 50% stock options and 50% performance-restricted shares. This mix is consistent with the practices of our peer group with respect to performance-based equity grants and was continued for our grants in 2018.

Stage Two: Determine if Options and Shares Vest

Stock options vest over three years. Since stock options only accrue value through share price appreciation, the value realized upon the exercise of vested stock options directly aligns the compensation earned with the value shareholders received over the same period of time. Options are also aligned with shareholder value through the impact of relative TSR in determining the size of awards granted (Stage One).

Performance-restricted shares vest 1/3 each year that the performance target is achieved. Vesting is absolute—either 100% or 0%. There is no partial vesting if the target is missed or additional vesting upside if the Company over-performs. The Committee believes adjusted return on equity (ROE) is the appropriate performance measure for vesting because ROE measures how much profit the Company generates over the long-term with the capital that shareholders have invested and is a measure reflecting deployment of capital or capital allocation.

Although Company TSR performance and individual officer performance are used in Stage One to grant the appropriate award level, the focus on ROE for vesting provides a second shareholder protection to ensure our growth and investment return objectives are sustained after the initial grant is made. ROE is only used for vesting; it is not used in the determination of LTI award guidelines or individual officer performance.

In 2016, the ROE vesting target to determine future vesting was increased from 11% to 12%. This increase is after a similar increase from 10% to 11% for grants made in 2015. This is consistent with our stated intent to increase our ROE and ROE targets over time.

Prior to the separation of Abbott and AbbVie, the AbbVie business accounted for the majority (65%) of Abbott's adjusted net income. However, at the separation of AbbVie, Abbott retained the majority (90%) of the equity, which has resulted in lower than average ROE for Abbott since that time. While Abbott's ROE was disproportionally lower following the AbbVie separation, shareholders of Abbott at that time have seen a 135% appreciation in their holdings during the five years since separation.

(There was a similar impact on other rate of return measures, including Return on Assets.)

IMPACT OF ABBOTT/ABBVIE SEPARATION

PAY DECISIONS FOR NAMED EXECUTIVE OFFICERS

The following pages highlight the rationale for the pay decisions for each named officer. It is important to note that annual incentive pay decisions were made in early 2018 based on 2017 results. Long-term incentive decisions (options and performance shares) shown in the Summary Compensation Table of this proxy statement were made in early 2017 based on 2016 results (see prior year proxy statement for discussion of 2016 results). We have also included information about our February 2018 LTI grants since they were based on 2017 TSR performance. Specific 2017 financial goals are detailed on page 38.

Miles D. White

Base Salary—No increase. Mr. White last received a base salary increase in 2010.

Performance Incentive Plan—Mr. White's target bonus is 175% of base salary. Based on performance in 2017, Mr. White received a bonus in February 2018 of $4,500,000, which was equal to 135% of his target bonus. This payout reflects his significant overachievement of both financial and strategic goals, including 163% achievement of his free cash flow goal, sustained overachievement of his sales and return goals, and the successful reshaping of Abbott through the AMO divestiture and the acquisitions of St. Jude Medical and Alere Inc.

Abbott Laboratories      35

Long-Term Incentives—Based on performance in 2016, Mr. White received an LTI award in February 2017 with a value of $8,199,521, which was equal to approximately 100% of his 25th percentile LTI award guideline. This award reflects a significant reduction in his award vs. the prior year and reflects Abbott's 2016 TSR performance which was below our peers.

Based on performance in 2017, Mr. White received an LTI award in February 2018 with a value of $15,000,000, which was equal to approximately 137% of the market. This award reflects Abbott's very strong operational performance during 2017, TSR performance at the top of the peer group and well ahead of the S&P 500 and DJIA, and the achievement of several important strategic goals including the sale of AMO and acquisition of St. Jude Medical and Alere Inc. The award also reflects Abbott's sustained strong financial returns under Mr. White's leadership, including exceeding its adjusted diluted EPS growth commitments and consistently meeting or beating earnings targets annually for the past 15 years. Additional details regarding that award will be included in Abbott's 2019 proxy statement.

Brian B. Yoor

Base Salary—Mr. Yoor's annual base salary was increased from $600,000 to $650,000 in February 2017 in connection with his transition to Executive Vice President, Finance and Chief Financial Officer.

Performance Incentive Plan—Mr. Yoor's target bonus was increased in 2017 from 100% to 105% of his base salary. Based on performance in 2017, Mr. Yoor received a bonus in February 2018 of $1,062,400, which was equal to 156% of his target bonus. This payout reflects significant overachievement of both financial and strategic goals, including 163% achievement of his free cash flow goal, and overachievement of his sales and return goals. Mr. Yoor's strategic and leadership goals for 2017 included M&A activity support, transformation of the finance organization, and implementation of key financing and cash flow improvement initiatives which significantly overachieved their targets. In addition to the calculations derived from the scoring of financial and strategic goals, the plan allows further adjustments up or down by the Compensation Committee to reflect achievements not anticipated when goals were set. For 2017, the Committee adjusted Mr. Yoor's bonus (by $300,000) to reflect the unanticipated achievements.

Long-Term Incentives—Based on performance in 2016, Mr. Yoor received an LTI award in February 2017 with a value of $1,754,876, which was equal to 90% of his 25th percentile LTI award guideline.

Based on performance in 2017, Mr. Yoor received an LTI award in February 2018 with a value of $5,383,800, which was equal to approximately 135% of his 75th percentile LTI award guideline. This award reflects Abbott's and Mr. Yoor's strong performance during 2017. Additional details regarding that award will be included in Abbott's 2019 proxy statement.

Hubert L. Allen

Base Salary—No change in 2017.

Performance Incentive Plan—Mr. Allen's target bonus is 105% of his base salary. Based on performance in 2017, Mr. Allen received a bonus in February 2018 of $1,015,200, which was equal to 140% of his target bonus. This payout reflects significant overachievement of both financial and strategic goals, including 163% achievement of his free cash flow goal, and overachievement of his sales and return goals. Mr. Allen's strategic and leadership goals for 2017 included achieving key litigation and compliance initiatives, licensing and acquisition objectives, and successful integration activities. In addition to the calculations derived from the scoring of financial and strategic goals, the plan allows further adjustments up or down by the Compensation Committee to reflect achievements not anticipated when goals were set. For 2017, the Committee adjusted Mr. Allen's bonus (by $200,000) to reflect the unanticipated achievements.

Long-Term Incentives—Based on performance in 2016, Mr. Allen received an LTI award in February 2017 with a value of $2,144,861, which was equal to 110% of his 25th percentile LTI award guideline.

Based on performance in 2017, Mr. Allen received an LTI award in February 2018 with a value of $5,383,800, which was equal to approximately 135% of his 75th percentile LTI award guideline. This award reflects Abbott's and Mr. Allen's strong performance during 2017. Additional details regarding that award will be included in Abbott's 2019 proxy statement.

36      Abbott Laboratories

Robert B. Ford

Base Salary—No change in 2017.

Performance Incentive Plan—Mr. Ford's target bonus is 105% of his base salary. Based on performance in 2017, Mr. Ford received a bonus in February 2018 of $1,066,400, which was equal to 150% of his target bonus. This payout reflects significant overachievement of financial and strategic goals. Mr. Ford's strategic and leadership goals for 2017 included achieving key product approvals, successful integration of St. Jude Medical, and market share growth objectives. In addition to the calculations derived from the scoring of financial and strategic goals, the plan allows further adjustments up or down by the Compensation Committee to reflect achievements not anticipated when goals were set. For 2017, the Committee adjusted Mr. Ford's bonus (by $425,000) to reflect the unanticipated achievements.

Long-Term Incentives—Based on performance in 2016, Mr. Ford received an LTI award in February 2017 with a value of $1,949,869, which was equal to 90% of his 25th percentile LTI award guideline.

Based on performance in 2017, Mr. Ford received an LTI award in February 2018 with a value of $5,383,800, which was equal to approximately 135% of his 75th percentile LTI award guideline. This award reflects Abbott's and Mr. Ford's strong performance during 2017. Additional details regarding that award will be included in Abbott's 2019 proxy statement.

Daniel G. Salvadori

Base Salary—Mr. Salvadori's annual base salary was increased from $575,000 to $650,000 in July 2017 in connection with his promotion from Senior Vice President, Established Pharmaceuticals, Latin America to Executive Vice President, Nutritional Products.

Performance Incentive Plan—Mr. Salvadori's target bonus is 105% of his base salary. Based on performance in 2017, Mr. Salvadori received a bonus in February 2018 of $733,700, which was equal to 108% of his target bonus. This payout reflects 102.9% achievement of his regional sales goal, 109.4% achievement of his regional margin goal, and achievement of his other financial and strategic goals. Mr. Salvadori's strategic and leadership goals for 2017 included achieving new product development, market share growth, and talent related goals.

Long-Term Incentives—Based on performance in 2016, Mr. Salvadori received an LTI award in February 2017 with a value of $1,772,444, which was equal to 135% of his 25th percentile LTI award guideline. Mr. Salvadori received an additional award in July 2017 with a value of $739,794 in connection with his promotion to Executive Vice President, Nutritional Products.

Based on performance in 2017, Mr. Salvadori received an LTI award in February 2018 with a value of $3,988,000, which was equal to approximately 100% of his 75th percentile LTI award guideline. This award reflects Abbott's and Mr. Salvadori's strong performance during 2017. Additional details regarding that award will be included in Abbott's 2019 proxy statement.

Michael T. Rousseau

Base Salary—No increase.

Performance Incentive Plan—Mr. Rousseau's target bonus was 125% of base salary per the St. Jude Medical merger agreement. Based on the terms of his retention agreement, Mr. Rousseau received a prorated bonus in February 2018 of $643,800.

Long-Term Incentives—Mr. Rousseau did not receive an LTI award in 2017.

Eric S. Fain

Base Salary—No increase.

Performance Incentive Plan—Mr. Fain's target bonus was 100% of base salary per the St. Jude Medical merger agreement. Based on the terms of his retention agreement, Mr. Fain received a prorated bonus in February 2018 of $174,700.

Long-Term Incentives—Based on the terms of his retention agreement, Mr. Fain received an LTI award in February 2017 with a value of $2,049,857 which was equal to the value of his previous LTI grant at St. Jude Medical.

Abbott Laboratories      37

2017 PERFORMANCE GOALS FOR PERFORMANCE INCENTIVE PLAN

DISCUSSION OF NAMED OFFICERS' ACHIEVEMENT OF GOALS DURING 2017

FINANCIAL GOALS

The results shown below reflect the 2017 financial goals and results for the Named Officers.

Executive	Metric	2016 Results Achieved	2017 Expected Results	2017 Results Achieved	Percentage Achieved	Percentage Increase(1) 2017 vs. 2016

Miles D. White	Adjusted Sales(2)	$20.5 Billion	$26.4 Billion	$26.7 Billion	101%	31%
	Adjusted Diluted EPS(3)	$2.20	$2.45	$2.50	102%	14%
	Adjusted Net Income(3)	$3.28 Billion	$4.3 Billion	$4.4 Billion	102%	34%
	Adjusted Return on Assets(3),(4)	9.8%	7.5%	7.5%	100%	(4)
	Adjusted Free Cash Flow(3)	$2.1 Billion	$2.7 Billion	$4.4 Billion	163%	113%
Brian B. Yoor	Adjusted Sales(2)	$20.5 Billion	$26.4 Billion	$26.7 Billion	101%	31%
	Adjusted Diluted EPS(3)	$2.20	$2.45	$2.50	102%	14%
	Adjusted Free Cash Flow(3)	$2.1 Billion	$2.7 Billion	$4.4 Billion	163%	113%
Hubert L. Allen	Adjusted Sales(2)	$20.5 Billion	$26.4 Billion	$26.7 Billion	101%	31%
	Adjusted Diluted EPS(3)	$2.20	$2.45	$2.50	102%	14%
	Adjusted Free Cash Flow(3)	$2.1 Billion	$2.7 Billion	$4.4 Billion	163%	113%
Robert B. Ford	Adjusted Division Net Sales(2)	$5.2 Billion	$10.4 Billion	$10.4 Billion	100%	100%
	Adjusted Division Margin(3)	$1,335 Million	$2,992 Million	$3,018 Million	101%	126%

(1)
Percentage increase based on actual (unrounded) results.

(2)
Reflects a Sales Growth goal under the annual incentive plan.

(3)
Reflects a Financial Return goal under the annual incentive plan.

(4)
Adjusted Return on Assets metric reduced in 2017 as a result of the St. Jude Medical acquisition.

Adjusted Sales exclude the impact of foreign exchange on actual sales relative to the goal target. Adjusted Diluted EPS is diluted earnings per common share from continuing operations excluding specified items. Adjusted Net Income is earnings from continuing operations excluding specified items. The calculations of Adjusted Return on Assets and Adjusted Return on Equity reflect adjusted net earnings from continuing operations. The calculation of Adjusted Return on Equity also excludes the impact of foreign exchange on equity relative to the goal target. Adjusted Free Cash Flow is operating cash flow less capital expenditures.

38      Abbott Laboratories

BENEFITS AND PERQUISITES

Each of the benefits described below was designed to support the Company's objective of providing a competitive total pay program. Individual benefits do not directly affect decisions regarding other benefits or pay components, except to the extent that benefits and pay components must, in aggregate, be competitive, as previously discussed.

Benefits and Perquisites	Description
Retirement Benefits

The named officers participate in two Abbott-sponsored defined benefit plans: the Abbott Laboratories Annuity Retirement Plan and the Abbott Laboratories Supplemental Pension Plan, with the exception of Mr. Roussseau and Mr. Fain who joined Abbott as a part of the St. Jude Medical acquisition and are not eligible for these programs. These plans are described in greater detail in the "Pension Benefits" section of the proxy.

Since officers' Supplemental Pension Plan benefits cannot be secured in a manner similar to qualified plans, which are held in trust, officers receive an annual cash payment equal to the increase in present value of their Supplemental Pension Plan benefit. Officers have the option of depositing these annual payments to an individually established grantor trust, net of tax withholdings. Deposited amounts may be credited with the difference between the officers' actual annual trust earnings and the rate used to calculate trust funding (currently 8%) while they are employed. Amounts deposited in the individual trusts are not tax deferred.

Officers do not receive tax gross-ups on their grantor trusts. The manner in which the grantor trust will be distributed to an officer upon retirement from the Company generally follows the manner elected by the officer under the Annuity Retirement Plan. Should an officer (or the officer's spouse, depending upon the pension distribution method elected by the officer under the Annuity Retirement Plan) live beyond the actuarial life expectancy age used to determine the Supplemental Pension Plan benefit and, therefore, exhaust the trust balance, the Supplemental Pension Plan benefit will be paid by the Company.

Deferred Compensation

Officers of the Company, like all U.S. employees, are eligible to defer a portion of annual base salary and bonus (in certain cases), on a pre-tax basis, to the Company's qualified 401(k) plan, up to the IRS contribution limits. Officers are also eligible to defer up to 18% of their base salary, less contributions to the 401(k) plan, to a non-qualified plan, with the exception of Mr. Fain and Mr. Rousseau who are eligible to participate in the legacy St. Jude Medical Management Savings Plan which provides matching payments for employees whose annual salary, commission and bonus exceed the IRS qualified plan limits. Unlike other U.S. managers, officers are not eligible to elect to defer compensation into the Deferred Compensation Plan. However, up to one hundred percent (100%) of annual incentive awards earned under the Company's Performance Incentive Plan is eligible for deferral to a non-qualified plan. Officers may defer these amounts to unfunded book accounts or choose to have the amounts paid in cash on a current basis and deposited into individually established grantor trusts, net of tax withholdings. These amounts are credited annually with earnings. Officers do not receive tax gross-ups on their grantor trusts. Officers elect the manner in which the assets held in their grantor trusts will be distributed to them upon retirement or other separation from the Company.

Abbott Laboratories      39

Benefits and Perquisites	Description
Change in Control Arrangements

Mr. White, Mr. Rousseau and Mr. Fain do not have Abbott change in control agreements. The other named officers have Abbott change in control agreements, the purpose of which is to aid in retention and recruitment, encourage continued attention and dedication to assigned duties during periods involving a possible change in control of the Company, and protect the earned benefits of the officer against adverse changes resulting from a change in control. The level of payments provided under the agreements is established to be consistent with market practices as confirmed by data provided to the Committee by its independent compensation consultant. These arrangements are described in greater detail in the "Potential Payments Upon Termination or Change in Control" section of this proxy.

Financial Planning

Named officers are eligible to receive up to $10,000 of fees annually associated with estate planning advice, tax preparation, and general financial planning. If an officer chooses to utilize this benefit, fees for services received up to the annual allocation are paid by the Company and are treated as imputed income to the officer, who then is responsible for payment of all taxes due on the fees paid by the Company.

Company Automobile

Named officers are eligible for use of a Company-leased vehicle, with a lease term of 50 months. Seventy-five percent (75%) of the cost of the vehicle is imputed to the officer as income for federal income tax purposes.

Company Aircraft

Non-business-related flights on corporate aircraft by Mr. White are covered by a time-sharing lease agreement, pursuant to which incremental costs associated with those flights are reimbursed by the executive to the Company in accordance with Federal Aviation Administration regulations.

Disability Benefit

In addition to Abbott's standard disability benefits, the named officers are eligible for a monthly long-term disability benefit, which is described in greater detail in the "Potential Payments Upon Termination or Change in Control" section of this proxy.

SHARE OWNERSHIP AND RETENTION GUIDELINES

To further promote sustained shareholder return and to ensure the Company's executives remain focused on both short- and long-term objectives, the Company has established share ownership guidelines. Each officer has five years from the date appointed/elected to his/her position to achieve the ownership level associated with the position.

Role	Guideline
Chief Executive Officer	6 times base salary

Executive Vice Presidents and Senior Vice Presidents	3 times base salary

All other officers	2 times base salary

Any officer who has not achieved at least 50% of the stock ownership guideline after three years in their current position will be required to hold 50% of future equity awards until they meet the ownership guideline.

All named officers with 5 years' tenure in their current position meet or exceed the guidelines.

HEDGING

Directors and officers are prohibited from entering into or engaging in any financial transaction that is designed to reduce the financial risk associated with owning Abbott stock. These financial transactions include, but are not limited to, engaging in short sales, derivative transactions (such as equity swaps, straddles, puts, or calls), and hedging or monetizing transactions (such as collars, exchange funds, or prepaid forward variable contracts) that are linked directly to Abbott stock.

40      Abbott Laboratories

PLEDGING

Directors and officers are prohibited from holding Abbott stock in a margin account, pledging Abbott stock, or otherwise securing any of their obligations by assigning Abbott stock as collateral. The Compensation Committee, or its delegate, may grant an exception provided that:

  •
  The director or officer meets Abbott's applicable minimum stock ownership guideline; and

  •
  Only Abbott stock in excess of the applicable minimum stock ownership guideline is held in the margin account, pledged, or assigned as collateral.

RECOUPMENT POLICY

In 2015, following discussions by management with shareholders, the Compensation Committee implemented a recoupment policy. The Compensation Committee has broad discretion to administer and implement the policy and seek recoupment of equity or cash incentive awards if it determines that a senior executive engaged in misconduct or failed in a supervisory capacity, resulting in a material violation of law or Abbott policy that causes significant financial harm to Abbott. The Compensation Committee may recover incentive compensation awarded to a senior executive in the prior three years or reduce future awards. The policy will not affect awards made prior to its effective date or following a change in control.

COMPLIANCE

The Committee considers the deductibility of executive compensation under Internal Revenue Code Section 162(m) and reserves the flexibility to take actions that may be based on considerations in addition to tax deductibility. The Committee believes that shareholder interests are best served by not restricting the Committee's discretion and flexibility in crafting compensation programs, even if such programs may result in certain non-deductible compensation expenses. Accordingly, Abbott may provide compensation that is not deductible. Section 162(m) (as amended in 2017 by the Tax Cuts and Jobs Act) generally disallows, subject to certain exceptions, a federal income tax deduction to public companies for compensation in excess of $1 million per year paid to an individual who was the company's chief executive officer or chief financial officer at any time during the year, or was one of the company's three other most highly compensated executive officers as listed in the proxy.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board is primarily responsible for reviewing, approving, and overseeing Abbott's compensation plans and practices, and works with management and the Committee's independent consultant to establish Abbott's executive compensation philosophy and programs. The Committee has reviewed and discussed the Compensation Discussion and Analysis with management and has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee
R. S. Austin, Chair
E. M. Liddy
P. N. Novakovic
W. A. Osborn
S. C. Scott III

Abbott Laboratories      41

COMPENSATION RISK ASSESSMENT

During 2017, Abbott conducted its annual risk assessment of its compensation policies and practices for employees and executives. Abbott's risk assessment is reinforced by Abbott's adherence to a number of industry-leading best practices, including:

Compensation Committee chaired by independent, non-employee director
Representation from the Audit Committee on the Compensation Committee
Review of executive compensation programs by the Compensation Committee's independent consultant
Robust review of compensation program elements and key performance drivers
Detailed measurement of short- and long-term compensation elements, and related performance metrics and requirements, to ensure balance
Incorporation of multiple program requirements that mitigate excessive risk-taking (e.g., recoupment policy, stock ownership and share retention guidelines, caps on incentive programs)

Based on this assessment, Abbott determined its compensation and benefit programs appropriately align employees' compensation and performance without incentivizing risky behaviors. Any risk arising from its compensation policies and practices is not reasonably likely to have a material adverse effect on Abbott or its shareholders.

The following factors were among those considered:

  •
  Regular training on code of business conduct and policies and procedures is mandatory for all employees and non-employee directors.

  •
  Compensation structure encourages employees to regard Abbott as a career employer, to consider the long-term impact of their decisions, and to align their interests with those of Abbott's shareholders (e.g., equity awards that vest over multi-year periods, defined benefit pension plan).

  •
  Annual benchmarking ensures performance achievement and incentive payout opportunities that are aligned with a peer group that reflects the size, investment profile, operating characteristics, and employment and business markets of Abbott. Appropriateness of this group is assessed annually by the Compensation Committee's independent consultant and reviewed and approved by the Compensation Committee.

  •
  Abbott's annual incentive plan places an appropriate weighting on earnings achievement by balancing it with other factors, including key operational and strategic measures. Since earnings are a key component of stock price performance, this aspect of Abbott's compensation plan promotes alignment with shareholder interests without creating duplication across incentive plans.

  •
  Abbott's long-term incentive plan focuses on longer-term operating performance and shareholder returns, (e.g., in 2017, roughly two-thirds of named officer total compensation was in the form of long-term equity incentives that can be earned or vest over multiple years).

  •
  Equity awards are made, and grant prices are set at the same time each year, at the Compensation Committee's regularly scheduled meeting. In addition, Abbott does not reprice stock options, award discounted stock options, or immediately vest stock options or restricted stock. The equity awards are based on multiple performance factors. Both executive and Director share ownership guidelines and share retention requirements promote alignment with shareholders.

  •
  Abbott's compensation program does not include features that could encourage excessive risk taking, such as over-weighting toward annual incentives, highly leveraged payout curves, uncapped incentive award payments, unreasonable thresholds, or steep payout cliffs at certain levels that may encourage short-term business decisions to meet payout criteria.

42      Abbott Laboratories

  •
  Abbott's recoupment policy allows the Compensation Committee to seek recoupment of incentive compensation or reduce future awards if it determines that a senior executive engaged in misconduct or failed in a supervisory capacity, resulting in a material violation of law or Abbott policy that caused significant financial harm to Abbott.

  •
  Abbott's hedging policy prohibits directors and officers from entering into financial transactions designed to reduce the financial risk associated with owning Abbott shares.

  •
  Abbott's pledging policy prohibits directors and officers from holding Abbott shares in a margin account, pledging Abbott shares, or securing obligations by assigning Abbott shares as collateral unless granted an exception by the Compensation Committee.

This assessment was discussed with the Compensation Committee and its independent compensation consultant. The Committee and the consultant both agreed with the assessment.

Abbott Laboratories      43

SUMMARY COMPENSATION TABLE

The following table summarizes compensation awarded to, earned by, or paid to the named officers. The section of the proxy statement captioned, "Compensation Discussion and Analysis—How Executive Pay Decisions Are Made" describes in greater detail the information reported in this table.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(4)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)(6)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(7)	All Other Compensation ($)(8)	Total ($)	Total Without Change in Pension Value ($)(9)

Miles D. White,	2017	$1,900,000	$0		$4,099,523	$4,099,998	$4,500,000	$3,350,902	$ 1,020,596	$18,971,019	$16,772,295
Chairman of the	2016	1,900,000	0		5,249,288	5,249,999	3,200,000	3,860,715	825,589	20,285,591	17,362,394
Board, Chief	2015	1,900,000	0		6,247,971	6,249,997	3,300,000	612,230	1,091,506	19,401,704	19,401,704
Executive Officer
and Director
Brian B. Yoor,	2017	643,269	0		877,378	877,498	1,062,400	1,013,539	62,990	4,537,074	3,553,412
Executive Vice President,	2016	584,231	0		934,841	934,999	622,800	453,273	60,223	3,590,367	3,142,977
Finance and Chief	2015	437,884	0		841,779	833,069	427,500	131,926	40,493	2,712,651	2,583,215
Financial Officer
Hubert L. Allen,	2017	690,100	0		1,072,361	1,072,500	1,015,200	947,237	71,146	4,868,544	4,043,026
Executive Vice President,
General Counsel and Secretary
Robert B. Ford,	2017	675,000	0		974,870	974,999	1,066,400	949,748	60,891	4,701,908	3,797,358
Executive Vice President,
Medical Devices
Daniel G. Salvadori,	2017	608,461	0		1,249,912	1,262,326	733,700	179,461	54,628	4,088,488	3,913,693
Executive Vice President,
Nutritional Products
Michael T. Rousseau(1),	2017	644,231	5,000,000	(3)	0	0	643,800	0	12,520,569	18,808,600	18,808,600
President, Cardiovascular
and Neuromodulation
Eric S. Fain(2),	2017	556,971	0		3,024,589	1,024,998	174,700	0	8,549,565	13,330,823	13,330,823
Senior Vice President, Group President, Cardiovascular and Neuromodulation

(1)
With the process of integrating St. Jude Medical proceeding and his planned transition period complete, Mr. Rousseau left Abbott on July 7, 2017.

(2)
Mr. Fain left Abbott on July 21, 2017.

(3)
Cash payment made upon Mr. Rousseau's successful completion of his planned transition period under the terms of a retention agreement entered into in connection with Abbott's acquisition of St. Jude Medical.

(4)
In accordance with the Securities and Exchange Commission's rules, the amounts in this column represent the aggregate grant date fair value of the awards in accordance with Financial Accounting Standards Board ASC Topic 718. Abbott determines grant date fair value by multiplying the number of shares granted by the average of the high and low market prices of an Abbott common share on the award's date of grant.

(5)
In accordance with the Securities and Exchange Commission's rules, the amounts in this column represent the aggregate grant date fair value of the awards in accordance with Financial Accounting Standards Board ASC Topic 718. These amounts were determined as of the option's grant date using a Black-Scholes stock option valuation model. These amounts are being reported solely for the purpose of comparative disclosure in accordance with the Securities and Exchange Commission's rules. There is no certainty that the amount determined using a Black-Scholes stock option valuation model would be the value at which employee stock options would be traded for cash. The assumptions are the same as those described in Note 9, entitled "Incentive Stock Program" of Abbott's Notes to Consolidated Financial Statements included under Item 8, "Financial Statements and Supplementary Data" in Abbott's 2017 Annual Report on Securities and Exchange Commission Form 10-K.

(6)
This compensation is earned as a performance-based incentive bonus, pursuant to the 1998 Abbott Laboratories Performance Incentive Plan. Additional information regarding the Performance Incentive Plan can be found in the section of this proxy statement captioned, "Compensation Discussion and Analysis—How Executive Pay Decisions Are Made—Annual Cash Incentive Plan (Performance Incentive Plan)."

44      Abbott Laboratories

(7)
The plan amounts shown below are reported in this column.

For Messrs. White and Yoor, the amounts shown alongside the officer's name are for 2017, 2016, and 2015, respectively. For the other named officers, the amounts shown are for 2017.

Abbott Laboratories Annuity Retirement Plan

M. D. White: $153,425 / $146,866 / $44,424; B. B. Yoor: $109,749 / $51,896 / ($2,330); H. L. Allen: $73,724; R. B. Ford: $106,226; and D. G. Salvadori: $24,698.

Abbott Laboratories Supplemental Pension Plan

M. D. White: $2,045,299 / $2,776,331 / ($332,475); B. B. Yoor: $879,913 / $395,494 / $131,766; H. L. Allen: $751,794; R. B. Ford: $798,324; and D. G. Salvadori: $150,097.

Non-Qualified Defined Contribution Plan Earnings

The totals in this column include reportable interest credited under the 1998 Abbott Laboratories Performance Incentive Plan, the Abbott Laboratories 401(k) Supplemental Plan, and the 1986 Abbott Laboratories Management Incentive Plan (although none of the named officers currently receives awards under this plan).

M. D. White: $1,152,178 / $937,518 / $612,230; B. B. Yoor: $29,877 / $5,883 / $2,490; H. L. Allen: $121,719; R. B. Ford: $45,198; D. G. Salvadori: $4,666.

(8)
The amounts shown below are reported in this column.

For Messrs. White and Yoor, the amounts shown alongside the officer's name are for 2017, 2016, and 2015, respectively. For the other named officers, the amounts shown are for 2017.

Earnings on Non-Qualified Defined Contribution Plans (net of the reportable interest included in footnote 7).

M. D. White: $423,890 / $306,382 / $567,345; B. B. Yoor: $268 / $0 / $304; H. L. Allen: $18,083; and R. B. Ford: $8,600.

Each of the named officers' awards under the 1998 Abbott Laboratories Performance Incentive Plan is paid in cash to the officer on a current basis. Each of the named officers, other than Messrs. Salvadori and Rousseau, have grantor trusts into which the awards may be deposited, net of maximum tax withholdings. Certain of the named officers also have grantor trusts in connection with the Abbott Laboratories 401(k) Supplemental Plan and the 1986 Abbott Laboratories Management Incentive Plan (although none of the named officers currently receives awards under the Management Incentive Plan). These amounts include the trusts' earnings (net of the reportable interest included in footnote 7).

Employer Contributions to Defined Contribution Plans

M. D. White: $95,000 / $95,000 / $95,000; B. B. Yoor: $32,163 / $29,212 / $21,894; H. L. Allen: $34,505; R. B. Ford: $33,750; D. G. Salvadori: $30,423; M. T. Rousseau: $11,100; and E. S. Fain: $11,100.

These amounts include employer contributions to Abbott's tax-qualified defined contribution plans, for Messrs. White, Yoor, Allen, Ford, and Salvadori, the Abbott Laboratories 401(k) Supplemental Plan, and for Messrs. Rousseau and Fain, the Management Savings Plan (formerly known as the St. Jude Medical, Inc. Management Savings Plan). The Abbott Laboratories 401(k) Supplemental Plan permits eligible Abbott officers to contribute amounts in excess of the limit set by the Internal Revenue Code for employee contributions to 401(k) plans up to the excess of (i) 18% of their base salary over (ii) the amount contributed to Abbott's tax-qualified 401(k) plan. Abbott matches participant contributions at the rate of 250% of the first 2% of compensation contributed to the plan. The named officers have these amounts paid to them in cash on a current basis and deposited into a grantor trust established by the officer, net of maximum tax withholdings. Employer contributions to the Management Savings Plan are described in footnote 1 of the 2017 Nonqualified Deferred Compensation Table on page 58.

Other Compensation

Mr. White's non-business-related flights on corporate aircraft are covered by a time-sharing lease agreement, pursuant to which he reimburses Abbott for certain costs associated with those flights in accordance with Federal Aviation Administration regulations. The following amounts are included in the totals in this column, which reflect Abbott's incremental cost less reimbursements for non-business-related flights: $292,292 / $204,527 / $216,811.

Abbott determines the incremental cost for flights based on the direct cost to Abbott, including fuel costs, parking, handling and landing fees, catering, travel fees, and other miscellaneous direct costs.

For Mr. White, the following costs associated with security are included: $209,414 / $219,680 / $212,350. Abbott determines the cost for these expenses based on its actual costs. The security is provided on the recommendation of an independent security study.

Abbott Laboratories      45

  Also included in the totals shown in the table is the cost of providing a corporate automobile less the amount reimbursed by the officer: B. B. Yoor: $20,559 / $20,178 / $18,295; H. L. Allen: $9,158; R. B. Ford: $18,541; D. G. Salvadori: $18,360; and E. S. Fain: $31,384.

  For Messrs. Yoor, Allen, and Salvadori, the following costs associated with financial planning are included: B. B. Yoor: $10,000 / $10,833 / $0; H. L. Allen: $9,400; D. G. Salvadori: $5,845.

  For Messrs. Rousseau and Fain, the following amounts are included: (i) pursuant to, or in place of payments due under, their respective previous St. Jude Medical change in control agreements: (A) cash payments upon termination of employment: M. T. Rousseau: $12,488,519; E. S. Fain: $7,004,577; (B) health and welfare premiums: M. T. Rousseau: $16,180; and E. S. Fain: $13,882; and (C) life insurance premiums: M. T. Rousseau: $4,770; and E. S. Fain: $3,362; and (ii) a cash payment under the terms of a retention agreement entered into in connection with Abbott's acquisition of St. Jude Medical: E. S. Fain: $1,485,260.

  The named officers, other than Messrs. Rousseau and Fain, are also eligible to participate in an executive disability benefit described on page 59.

(9)
To demonstrate how year over year changes in pension value impact total compensation, as determined under SEC rules, we have included this column to show total compensation without pension value changes. The amounts reported in this column are calculated by subtracting the change in pension value reported in the Change in Pension Value and Non-qualified Deferred Compensation Earnings column, as described in footnote 7 to this table, from the amounts reported in the Total column. The amounts reported in this column differ from, and are not a substitute for, the amounts reported in the Total column.

46      Abbott Laboratories

2017 GRANTS OF PLAN-BASED AWARDS

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards	All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Numbers of Securities Underlying	Exercise or Base Price of Options	Closing Market Price on	Grant Date Fair Value of Stock and

Name	Grant Date	Approval Date	Target ($)	Maximum ($)	Target (#)(2)(3)	of Units (#)	Options (#)(4)	Awards ($/Sh.)	Grant Date	Option Awards

M. D. White	2/17/17	2/17/17			92,342					$4,099,523(5)
	2/17/17	2/17/17					638,629	$44.40	$44.69	4,099,998(6)
B. B. Yoor	2/17/17	2/17/17			19,763					877,378(5)
	2/17/17	2/17/17					136,682	44.40	44.69	877,498(6)
H. L. Allen	2/17/17	2/17/17			24,155					1,072,361(5)
	2/17/17	2/17/17					167,056	44.40	44.69	1,072,500(6)
R. B. Ford	2/17/17	2/17/17			21,959					974,870(5)
	2/17/17	2/17/17					151,869	44.40	44.69	974,999(6)
D. G. Salvadori	2/17/17	2/17/17			19,961					886,169(5)
	7/21/17	6/29/17			7,173					363,743(5)
	2/17/17	2/17/17					138,049	44.40	44.69	886,275(6)
	7/21/17	6/29/17					49,611	50.72	50.84	376,051(6)
E. S. Fain	2/17/17	2/17/17			23,085(7)					1,024,859(5)
	1/4/17	6/10/16				50,761(8)				1,999,730(5)
	2/17/17	2/17/17					159,657(7)	44.40	44.69	1,024,998(6)

(1)
During 2017, each of the named officers participated in the 1998 Abbott Laboratories Performance Incentive Plan, an annual, non-equity incentive plan. The annual cash incentive award earned by the named officer in 2017 under the plan is shown in the Summary Compensation Table under the column captioned, "Non-Equity Incentive Plan Compensation." No future payouts will be made under the plan's 2017 annual cash incentive award. The Performance Incentive Plan is described in greater detail in the section of the proxy statement captioned, "Compensation Discussion and Analysis—How Executive Pay Decisions Are Made."

(2)
These are performance-based restricted stock awards that have a 5-year term and vest upon Abbott reaching a minimum return on equity target, with no more than one-third of the award vesting in any one year. In 2017, Abbott reached its minimum return on equity target and one-third of each of the awards made on February 17, 2017, vested on February 28, 2018. The equity targets are described in the section of the proxy statement captioned, "Compensation Discussion and Analysis—How Executive Pay Decisions Are Made—Long-Term Incentive Plan (LTI)." Beginning with grants made in 2018, performance-based restricted stock awards have a 3-year term. This change is described in the section of the proxy statement captioned, "Compensation Discussion and Analysis—Changes Based on Shareholder Feedback and Market Practices."

(3)
In the event of a grantee's death or disability, these awards are deemed fully earned. The treatment of these awards upon a change in control is described in the section of the proxy statement captioned, "Potential Payments Upon Termination or Change in Control—Equity Awards." Outstanding restricted shares receive dividends at the same rate as all other shareholders.

(4)
Options with respect to one-third of the shares covered by these awards are exercisable after one year; two-thirds after two years; and all after three years. The options vest in the event of the grantee's death or disability. The treatment of these awards upon a change in control is described in the section of the proxy statement captioned, "Potential Payments Upon Termination or Change in Control—Equity Awards." Under the Abbott Laboratories 2017 Incentive Stock Program, these options have an exercise price equal to the average of the high and low market prices (rounded-up to the next even penny) of an Abbott common share on the date of grant.

(5)
Abbott determines the grant date fair value of stock awards by multiplying the number of restricted shares granted by the average of the high and low market prices of a common share on the grant date.

(6)
These values were determined as of the option's grant date using a Black-Scholes stock option valuation model. The model uses the assumptions described in Note 9, entitled "Incentive Stock Program" of Abbott's Notes to Consolidated Financial Statements included under Item 8, "Financial Statements and Supplemental Data" in Abbott's 2017 Annual Report on Securities and Exchange Commission Form 10-K.

(7)
In accordance with the award terms, these awards were forfeited on July 21, 2017 when Mr. Fain left Abbott.

(8)
This is a restricted stock award that, in accordance with the award terms, vested on July 21, 2017 when Mr. Fain left Abbott. Additional information regarding this award can be found in the section of the proxy statement captioned, "Potential Payments Upon Termination or Change in Control—Equity Awards."

Abbott Laboratories      47

2017 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table summarizes the outstanding equity awards held by the named officers at year-end.

	Option Awards(1)(2)					Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

M. D. White								44,326	$2,529,685
								91,146	5,201,702
								92,342	5,269,958
	325,000			$26.0150	02/19/19
	295,000			26.1879	02/18/20
	294,700			22.3919	02/17/21
	302,500			27.0336	02/16/22
	980,000			34.9400	02/14/23
	727,699			39.1200	02/20/24
	624,687	312,344		47.0000	02/19/25
	399,544	799,086 638,629		38.4000 44.4000	02/18/26 02/16/27

See footnotes on page 54.

48      Abbott Laboratories

2017 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (CONTINUED)

	Option Awards(1)(2)					Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

B. B. Yoor								1,950	$111,287
								3,865	220,576
								16,232	926,360
								19,763	1,127,874
	11,400			$34.9400	02/14/23
	32,363			39.1200	02/20/24
	27,486	13,743		47.0000	02/19/25
	54,473	27,236		48.9000	05/31/25
	71,157	142,313 136,682		38.4000 44.4000	02/18/26 02/16/27

See footnotes on page 54.

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2017 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (CONTINUED)

	Option Awards(1)(2)					Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

H. L. Allen								7,447	$425,000
								21,702	1,238,533
								24,155	1,378,526
	165,000			$34.9400	02/14/23
	107,793			39.1200	02/20/24
	104,947	52,474		47.0000	02/19/25
	95,130	190,258 167,056		38.4000 44.4000	02/18/26 02/16/27

See footnotes on page 54.

50      Abbott Laboratories

2017 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (CONTINUED)

	Option Awards(1)(2)					Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

R. B. Ford								6,028	$344,018
								674	38,465
								21,702	1,238,533
								21,959	1,253,200
	4,467			$26.1879	02/18/20
	10,400			22.3919	02/17/21
	19,600			27.0336	02/16/22
	49,000			34.9400	02/14/23
	45,492			39.1200	02/20/24
	56,933			41.1400	06/30/24
	84,957	42,479		47.0000	02/19/25
	9,495	4,748		48.9000	05/31/25
	95,130	190,258 151,869		38.4000 44.4000	02/18/26 02/16/27

See footnotes on page 54.

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2017 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (CONTINUED)

	Option Awards(1)(2)					Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

D. G. Salvadori								6,028	$344,018
								16,232	926,360
								19,961	1,139,174
								7,173	409,363
			42,479	47.0000	02/19/25
			142,313	38.4000	02/18/26
			138,049 49,611	44.4000 50.7200	02/16/27 07/20/27

See footnotes on page 54.

52      Abbott Laboratories

2017 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (CONTINUED)

	Option Awards(1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(i)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

M. T. Rousseau	77,739			$28.5000	07/06/18
	150,737 545,573			33.1400 29.5600	07/06/18 07/06/18

(i)
St. Jude Medical, Inc. granted these awards prior to its acquisition by Abbott. In connection with the acquisition, rather than settling in cash as permitted under the St. Jude equity plans, Abbott assumed all of St. Jude Medical's outstanding and unvested stock options and converted them into options to purchase Abbott common shares, with substantially the same terms and conditions as were applicable to such St. Jude Medical award.

See also footnotes on page 54.

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Footnotes to 2017 Outstanding Equity Awards At Fiscal Year-End table:

(1)
Except as noted, these options are fully vested.

(2)
The vesting dates of outstanding unexercisable stock options and unvested restricted stock awards at December 31, 2017 are as follows:

	Option Awards				Stock Awards(a)
Name	Number of Unexercised Shares Remaining from Original Grant	Number of Option Shares Vesting—Date Vested 2018	Number of Option Shares Vesting—Date Vested 2019	Number of Option Shares Vesting—Date Vested 2020	Number of Restricted Shares or Units	Number of Restricted Shares or Units Vesting— Date Vested 2018

M. D. White	312,344	312,344 - 2/20			44,326	(b)
	799,086	399,543 - 2/19	399,543 - 2/19		91,146	(c)
	638,629	212,877 - 2/17	212,876 - 2/17	212,876 - 2/17	92,342	(d)
B. B. Yoor	13,743	13,743 - 2/20			1,950	(b)
	27,236	27,236 - 6/01			3,865	(e)
	142,313	71,156 - 2/19	71,157 - 2/19		16,232	(c)
	136,682	45,561 - 2/17	45,560 - 2/17	45,561 - 2/17	19,763	(d)
H. L. Allen	52,474	52,474 - 2/20			7,447	(b)
	190,258	95,129 - 2/19	95,129 - 2/19		21,702	(c)
	167,056	55,686 - 2/17	55,685 - 2/17	55,685 - 2/17	24,155	(d)
R. B. Ford	42,479	42,479 - 2/20			6,028	(b)
	4,748	4,748 - 6/01			674	(e)
	190,258	95,129 - 2/19	95,129 - 2/19		21,702	(c)
	151,869	50,623 - 2/17	50,623 - 2/17	50,623 - 2/17	21,959	(d)
D. G. Salvadori	42,479	42,479 - 2/20			6,028	(b)
	142,313	71,156 - 2/19	71,157 - 2/19		16,232	(c)
	138,049 49,611	46,017 - 2/17 16,537 - 7/21	46,016 - 2/17 16,537 - 7/21	46,016 - 2/17 16,537 - 7/21	19,961 7,173	(d) (f)

(a)
The equity targets are described in the section of the proxy statement captioned, "Compensation Discussion and Analysis—How Executive Pay Decisions Are Made—Long-Term Incentive Plan (LTI)."

(b)
These are the restricted shares that remained outstanding and unvested on December 31, 2017, from an award made on February 20, 2015. The award has a 5-year term with no more than one-third of the original award vesting in any one year upon Abbott reaching a minimum return on equity target, measured at the end of the relevant year. In 2017, Abbott reached its minimum return on equity target and these shares vested on February 28, 2018.

(c)
These are the restricted shares that remained outstanding and unvested on December 31, 2017, from an award made on February 19, 2016. The award has a 5-year term, with no more than one-third of the original award vesting in any one year upon Abbott reaching a minimum return on equity target, measured at the end of the relevant year. In 2017, Abbott reached its minimum return on equity target and one-half of these shares vested on February 28, 2018.

(d)
These are restricted shares that remained outstanding and unvested on December 31, 2017, from an award made on February 17, 2017. The award has a 5-year term, with no more than one-third of the original award vesting in any one year upon Abbott reaching a minimum return on equity target, measured at the end of the relevant year. In 2017, Abbott reached its minimum return on equity target and one-third of these shares vested on February 28, 2018.

(e)
These are restricted shares that remained outstanding and unvested on December 31, 2017, from an award made on June 1, 2015. This award has a five-year term, with no more than one-third of the original award vesting in any one year upon Abbott reaching a minimum return on equity target, measured at the end of the relevant year. In 2017, Abbott reached its minimum return on equity target and these shares will vest on June 1, 2018.

(f)
These are the restricted shares that remained outstanding and unvested on December 31, 2017, from an award made on July 21, 2017. The award has a 5-year term, with not more than one-third of the original award vesting in any one year upon Abbott reaching a minimum return on equity target, measured at the end of the relevant year. In 2017, Abbott reached its minimum return on equity target and one-third of these shares will vest on July 21, 2018.

54      Abbott Laboratories

2017 OPTION EXERCISES AND STOCK VESTED

The following table summarizes for each named officer the number of shares the officer acquired on the exercise of stock options and the number of shares the officer acquired on the vesting of stock awards in 2017:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

M. D. White	530,000	$14,748,045	129,520	$5,887,979
B. B. Yoor	—	—	15,693	714,177
H. L. Allen	8,000	171,203	24,165	1,098,541
R. B. Ford	—	—	23,128	1,061,298
D. G. Salvadori	258,539	3,170,754	27,221	1,330,967
M. T. Rousseau	—	—	84,394	4,088,046
E. S. Fain	293,519	5,463,589	83,179	4,229,328

PENSION BENEFITS

During 2017, Messrs. White, Yoor, Allen, Ford, and Salvadori participated in two Abbott-sponsored defined benefit pension plans: the Abbott Laboratories Annuity Retirement Plan, a tax-qualified pension plan; and the Abbott Laboratories Supplemental Pension Plan, a non-qualified supplemental pension plan. The Supplemental Pension Plan also includes a benefit feature Abbott uses to attract officers who are at the mid-point of their careers. This feature provides an additional benefit to officers who are mid-career hires that is less valuable to officers who have spent most of their careers at Abbott. Except as provided in Abbott's change in control agreements, Abbott does not have a policy granting extra years of credited service under the plans. These change in control agreements are described on pages 59 and 60.

The compensation considered in determining the pension is the compensation shown in the "Salary" and "Non-Equity Incentive Plan Compensation" columns of the Summary Compensation Table on page 44.

ANNUITY RETIREMENT PLAN

The Annuity Retirement Plan covers eligible employees in the United States who are age 21 or older, and provides participants with a life annuity benefit at normal retirement equal to A plus the greater of B or C below.

A.
1.10% of 5-year final average earnings multiplied by years of benefit service after 2003.

B.
1.65% of 5-year final average earnings multiplied by years of benefit service prior to 2004 (up to 20); plus 1.50% of 5-year final average earnings multiplied by years of benefit service prior to 2004 in excess of 20 (but no more than 15 additional years); less 0.50% of the lesser of 3-year final average earnings (but not more than the social security wage base in any year) or the social security covered compensation level multiplied by years of benefit service.

C.
1.10% of 5-year final average earnings multiplied by years of benefit service prior to 2004.

The benefit for service prior to 2004 (B or C above) is reduced for the cost of preretirement surviving spouse benefit protection. The reduction is calculated using formulas based on age and employment status during the period in which coverage was in effect.

Final average earnings are the average of the employee's 60 highest-paid consecutive calendar months of compensation (salary and non-equity incentive plan compensation). The Annuity Retirement Plan covers earnings up to the limit imposed by Internal Revenue Code Section 401(a)(17) and provides for a maximum of 35 years of benefit service.

Participants become fully vested in their pension benefit upon the completion of five years of service. The benefit is payable on an unreduced basis at age 65. Participants hired after 2003 who terminate prior to age 55 with at least 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 55. Participants hired prior to 2004 who terminate prior to age 50 with at least 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 50. Participants hired prior to 2004 who

Abbott Laboratories      55

terminate prior to age 50 with less than 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 55.

The Annuity Retirement Plan offers several optional forms of payment, including certain and life annuities, joint and survivor annuities, and level income annuities. The benefit paid under any of these options is actuarially equivalent to the life annuity benefit produced by the formula described above.

Participants who retire from Abbott prior to their normal retirement age may receive subsidized early retirement benefits. Participants hired after 2003 are eligible for early retirement at age 55 with 10 years of service. Participants hired prior to 2004 are eligible for early retirement at age 50 with 10 years of service or age 55 if the employee's age plus years of benefit service total 70 or more. As of December 31, 2017, Mr. White was eligible for early retirement benefits under the plan.

The subsidized early retirement reductions applied to the benefit payable for service after 2003 (A above) depend upon the participant's age at retirement. If the participant retires after reaching age 55, the benefit is reduced 5 percent per year for each year that payments are made before age 62. If the participant retires after reaching age 50 but prior to reaching age 55, the benefit is actuarially reduced from age 65.

The early retirement reductions applied to the benefit payable for service prior to 2004 (B and C above) depend upon age and service at retirement:

  •
  In general, the 5-year final average earnings portions of the benefit are reduced 3 percent per year for each year that payments are made before age 62 and the 3-year final average earnings portion of the benefit is reduced 5 percent per year for each year that payments are made before age 62.

  •
  Employees who participated in the plan before age 36 may elect "Special Retirement" on the last day of any month after reaching age 55 with age plus Seniority Service points of at least 94 or "Early Special Retirement" on the last day of any month after reaching age 55, provided their age plus Seniority Service points would reach at least 94 before age 65. Seniority Service includes periods of employment prior to attaining the minimum age required to participate in the plan. If Special Retirement or Early Special Retirement applies, Seniority Service is used in place of benefit service in the formulas. The 5-year final average earnings portions of the benefit in B above are reduced 1 2/3 percent for each year between ages 59 and 62 plus 2 1/2 percent for each year between ages 55 and 59. The 3-year final average earnings portion of the benefit is reduced 5 percent per year for each year that payments are made before age 62. Benefit C is payable on an unreduced basis at Special Retirement and is reduced 3 percent per year for each year that payments are made before age 62, if Early Special Retirement applies.

SUPPLEMENTAL PENSION PLAN

With the following exceptions, the provisions of the Supplemental Pension Plan are substantially the same as those of the Annuity Retirement Plan:

  •
  Officers' 5-year final average earnings are calculated using the average of the 5 highest years of base earnings and the 5 highest years of payments under Abbott's non-equity incentive plans.

  •
  The Annuity Retirement Plan does not include amounts deferred or payments received under the Abbott Laboratories Deferred Compensation Plan in its calculation of a participant's final average earnings. To preserve the pension benefits of Deferred Compensation Plan participants, the Supplemental Pension Plan includes amounts deferred by a participant under the Deferred Compensation Plan in its calculation of final average earnings. Beginning in the year following their election as an officer, Abbott officers are no longer eligible to defer compensation under the Deferred Compensation Plan.

  •
  In addition to the benefits outlined above for the Annuity Retirement Plan, participating officers are eligible for a benefit equal to 0.6% of 5-year final average earnings for each year of service for each of the first 20 years of service occurring after the participant attains age 35. The benefit is further limited by the maximum percentage allowed under the Annuity Retirement Plan under that plan's benefit formulas (A, B, and C above). The portion of this additional officer benefit attributable to service prior to 2004 is reduced 3 percent per year for each year that payments are made before the plan's unreduced retirement age. The portion attributable to service after 2003 is reduced 5 percent per year for each year that payments are made before the plan's unreduced retirement age if the participant is at least age 55 at early retirement. If the participant is under age 55 at retirement, the portion attributable to service after 2003 is actuarially reduced from age 65.

  •
  The Supplemental Pension Plan provides early retirement benefits similar to those provided under the Annuity Retirement Plan. The benefits provided to Abbott's officers under the Supplemental Pension Plan are reduced

56      Abbott Laboratories

    from the plan's unreduced retirement age, unless the benefit is being actuarially reduced from age 65. As of December 31, 2017, Mr. White was eligible for early retirement benefits under the plan.

  •
  Vested plan benefits accrued under the Supplemental Pension Plan may be funded through a grantor trust established by the officer. Consistent with the distribution requirements of Internal Revenue Code Section 409A and its regulations, those officers who were elected prior to 2009 may have the entire amount of their vested plan benefits funded through a grantor trust. Officers elected after 2008 may only have the vested plan benefits that accrue following the calendar year in which the officer is first elected funded through a grantor trust. Vested plan benefits accrued through December 31, 2008, to the extent not previously funded, were distributed to the participants' individual trusts and included in the participants' income.

Benefits payable under the Supplemental Pension Plan are offset by the benefits payable from the Annuity Retirement Plan, calculated as if benefits under the plans commenced at the same time. The amounts paid to an officer's Supplemental Pension Plan grantor trust to fund plan benefits are actuarially determined. The plan is designed to result in Abbott paying the officer's Supplemental Pension Plan benefits to the extent assets held in the officer's trust are insufficient.

2017 PENSION BENEFITS

Name	Plan Name	Number Of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)

M. D. White	Abbott Laboratories Annuity Retirement Plan	33	$ 1,589,767	$ 0
	Abbott Laboratories Supplemental Pension Plan	33	39,531,717	2,212,762	(2)
B. B. Yoor	Abbott Laboratories Annuity Retirement Plan	20	439,903	0
	Abbott Laboratories Supplemental Pension Plan	20	1,888,580	92,691	(2)
H. L. Allen	Abbott Laboratories Annuity Retirement Plan	12	286,941	0
	Abbott Laboratories Supplemental Pension Plan	12	2,226,201	193,264	(2)
R. B. Ford	Abbott Laboratories Annuity Retirement Plan	21	400,836	0
	Abbott Laboratories Supplemental Pension Plan	21	1,837,889	66,435	(2)
D. G. Salvadori	Abbott Laboratories Annuity Retirement Plan	3	53,596	0
	Abbott Laboratories Supplemental Pension Plan	3	301,984	0

(1)
Abbott calculates these present values using: (i) a 3.88% discount rate for the Annuity Retirement Plan and a 3.81% discount rate for the Supplemental Pension Plan, the same effective discount rates it uses for Financial Accounting Standards Board ASC Topic 715 calculations for financial reporting purposes; and (ii) each plan's unreduced retirement age. The present values shown in the table reflect post-retirement mortality, based on the Financial Accounting Standards Board ASC Topic 715 assumption (the RP2006 Combined Healthy table with projected mortality improvements), but do not include a factor for pre-retirement termination, mortality, or disability.

(2)
Consistent with the distribution requirements of Internal Revenue Code Section 409A and its regulations, vested Supplemental Pension Plan benefits, to the extent not previously funded, were distributed to the participants' individual grantor trusts and included in the participants' income. Amounts held in the officer's individual trust are expected to offset Abbott's obligations to the officer under the plan. During 2017, the amounts shown, less applicable tax withholdings, were deposited in such individual trusts established by the named officers. Grantor trusts are described in greater detail in the section of the proxy statement captioned, "Compensation Discussion and Analysis—Benefits and Perquisites."

Abbott Laboratories      57

2017 NONQUALIFIED DEFERRED COMPENSATION

The following table summarizes non-qualified deferred compensation of Messrs. Rousseau and Fain under the Management Savings Plan (formerly known as the St. Jude Medical, Inc. Management Savings Plan). None of Abbott's other named officers have any non-qualified deferred compensation.

Name	Plan Name	Executive contributions in last FY ($)(3)	Registrant contributions in last FY ($)(4)	Aggregate earnings in last FY ($)(5)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)

M. T. Rousseau	Management Savings Plan(1)(2)	$415,384	$3,000	$2,290,439	$0	$24,263,579
E. S. Fain	Management Savings Plan(1)(2)	41,415	3,000	530,745	0	3,363,541

(1)
The Management Savings Plan permits participants to defer up to 80 percent of their base pay and up to 100 percent of their annual cash incentives, other bonuses, and commission compensation, and credits a participant's account with matching contributions at the rate applicable under the participant's tax-qualified defined contribution plan, up to a maximum of $3,000. Participants may direct the investment of their accounts into one or more of several funds chosen by the administrator, and the deferral and the deferral account are credited with investment returns based on the performance of the fund(s) selected. During 2017, the weighted average rate of return credited to Mr. Rousseau's account was 10.6 percent and to Mr. Fain's account was 19.0 percent.

(2)
The plan provides for cash distributions in either a lump sum or installments after separation from service and permits in-service withdrawals in accordance with specific procedures. Participants make distribution elections each year that apply to the deferrals to be made in the following calendar year, in accordance with the requirements of Internal Revenue Code Section 409A. Participants may request withdrawals due to financial hardship; if a hardship withdrawal is approved, it is limited to the amount needed to address the hardship.

(3)
The amounts reported in this column are included in the Salary column of the Summary Compensation Table of this proxy statement.

(4)
The amounts reported in this column are included in the All Other Compensation column of the Summary Compensation Table of this proxy statement.

(5)
The amounts reported in this column are not included in the Summary Compensation Table of this proxy statement.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

POTENTIAL PAYMENTS UPON TERMINATION—GENERALLY

Abbott does not have employment agreements with its named officers.

Messrs. Rousseau and Fain had change in control agreements with St. Jude Medical, Inc. prior to its acquisition by Abbott and entered into retention agreements with Abbott in connection with the acquisition. Payments made under their respective agreements are described in footnotes 3, 6, and 8 of the Summary Compensation Table on pages 44 through 46 and in the section of the proxy statement captioned "Potential Payments Upon Termination or Change in Control—Equity Awards" on pages 60 and 61.

The following summarizes the payments that the named officers, other than Messrs. Rousseau and Fain, would have received if their employment had terminated on December 31, 2017. Earnings would have continued to be paid to the named officer's Performance Incentive Plan, Management Incentive Plan, and Supplemental 401(k) Plan grantor trusts, until the trust assets were fully distributed. The amount of these payments would depend on the period over which the trusts' assets were distributed and the trusts' earnings. If the trusts' assets were distributed over a ten-year period and based on current earnings, the named officers would receive the following average annual payments over such ten-year period:

  •
  M. D. White, $1,471,131

  •
  B. B. Yoor, $55,145

  •
  H. L. Allen, $178,314

  •
  R. B. Ford, $93,613

  •
  D. G. Salvadori, $6,888

58      Abbott Laboratories

In addition, the following one-time deposits would have been made under the Abbott Laboratories Supplemental Pension Plan for the following named officers:

  •
  B. B. Yoor, $276,073

  •
  H. L. Allen, $157,998

  •
  R. B. Ford, $228,380

  •
  D. G. Salvadori, $73,121

If the termination of employment was due to disability, then the following named officers also would have received, in addition to Abbott's standard disability benefits, a monthly long-term disability benefit in the amount of:

  •
  M. D. White, $225,000

  •
  B. B. Yoor, $53,120

  •
  H. L. Allen, $50,760

  •
  R. B. Ford, $53,320

  •
  D. G. Salvadori, $36,685

This long-term disability benefit would continue for up to 24 months following termination of employment. It ends if the officer retires, recovers, dies, or ceases to meet eligibility criteria.

In addition, if the employment of these named officers had terminated due to death or disability, the officer's unvested stock options and restricted shares would have vested on December 31, 2017 with values as set forth below in the section captioned, "Equity Awards."

POTENTIAL PAYMENTS UPON CHANGE IN CONTROL

Mr. White does not have a change in control agreement with Abbott.

Abbott has change in control arrangements with other key members of its management team, in the form of change in control agreements for Abbott officers and a change in control plan for certain other management personnel. The agreements with Mr. Yoor, Allen, Ford, and Salvadori are described below. Messrs. Rousseau and Fain did not have change in control agreements with Abbott.

Each change in control agreement continues in effect until December 31, 2018, and can be renewed for successive two-year terms upon notice prior to the expiration date. If notice of non-renewal is given, the agreement will expire on the later of the scheduled expiration date and the one-year anniversary of the date of such notice. If no notice is given, the agreement will expire on the one-year anniversary of the scheduled expiration date. Each agreement also automatically extends for two years following any change in control (see below) that occurs while the agreement is in effect.

The agreements provide that if the officer is terminated other than for cause or permanent disability or if the officer elects to terminate employment for good reason (see below) within two years following a change in control of Abbott, the officer is entitled to receive a lump sum payment equal to three times the officer's annual salary and annual incentive ("bonus") award (assuming for this purpose that all target performance goals have been achieved or, if higher, based on the average bonus for the last three years), plus any unpaid bonus owing for any completed performance period and the pro rata bonus for any current bonus period (based on the highest of the bonus assuming achievement of target performance, the average bonus for the past three years, or in the case of the unpaid bonus for any completed performance period, the actual bonus earned). If the officer is terminated other than for cause or permanent disability or if the officer elects to terminate employment for good reason during a potential change in control (see below), the officer is entitled to receive a lump sum payment of the annual salary and bonus payments described above, except that the amount of the bonus to which the officer is entitled will be based on the actual achievement of the applicable performance goals. If the potential change in control becomes a "change in control event" (within the meaning of Section 409A of the Internal Revenue Code), the officer will be entitled to receive the difference between the bonus amounts the officer received upon termination during the potential change in control and the bonus amounts that would have been received had such amounts instead been based on the higher of the officer's target bonus or the average bonus paid to the officer in the preceding three years. Bonus payments include payments made under the Performance Incentive Plan. The officer will also receive up to three years of additional employee benefits (including welfare benefits, outplacement services and tax and financial counseling, and the value of three more years of pension accruals).

Abbott Laboratories      59

If change in control-related payments and benefits become subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, payments under the agreement will be reduced to prevent application of the excise tax if such a reduction would leave the executive in a better after-tax position than if the payments were not reduced and the tax applied. The agreements also limit the conduct for which awards under Abbott's incentive stock programs can be terminated and generally permit options to remain exercisable for the remainder of their term.

For purposes of the agreements, the term "change in control" includes the following events: any person becoming the beneficial owner of Abbott securities representing twenty percent or more of the outstanding voting power (not including an acquisition directly from Abbott and its affiliates); a change in the majority of the members of the Board of Directors whose appointment was approved by a vote of at least two-thirds of the incumbent directors; and the consummation of certain mergers or similar corporate transactions involving Abbott. A "potential change in control" under the agreements includes, among other things, Abbott's entry into an agreement that would result in a change in control. Finally, the term "good reason" includes: a significant adverse change in the executive's position, duties, or authority; Abbott's failure to pay the executive's compensation or a reduction in the executive's base pay or benefits; or the relocation of Abbott's principal executive offices to a location that is more than thirty-five miles from the location of the offices at the time of the change in control.

If a change in control had occurred on December 31, 2017 immediately followed by one of the covered circumstances described above, Mr. Yoor, Allen, Ford, and Salvadori would have been entitled to receive the following payments and benefits under the change in control agreements:

Name	Cash termination payments	Additional Supplemental Pension Plan benefits	Welfare and fringe benefits

B. B. Yoor	$5,059,900	$692,859	$68,222
H. L. Allen	4,009,762	306,097	44,071
R. B. Ford	3,656,407	461,602	68,122
D. G. Salvadori	4,731,200	95,205	68,079

EQUITY AWARDS

Under Abbott Laboratories' Incentive Stock Programs, upon a change in control, the surviving company may assume, convert, or replace awards to executive officers on an equivalent basis. If the surviving company does not do so, then the awards vest. If the surviving company does assume, convert, or replace the awards on an equivalent basis, then the awards vest if the officer's employment is terminated without cause or the officer resigns for good reason during the period six months prior to and through two years after a change in control. The term "good reason" has the same definition as in the change of control agreements.

If a change in control had occurred on December 31, 2017, and the surviving company did not assume, convert, or replace the awards, then Messrs. White, Yoor, Allen, Ford, and Salvadori would have vested in the following options, restricted shares, and restricted stock units:

	Unvested Stock Options		Restricted Shares/Units
Name	Number of Option Shares	Value of Option Shares	Number of Restricted Shares/Units	Value of Restricted Shares/Units

M. D. White	1,750,059	$26,155,669	227,814	$13,001,345
B. B. Yoor	319,974	4,749,655	41,810	2,386,097
H. L. Allen	409,788	6,197,130	53,304	3,042,059
R. B. Ford	389,354	5,942,852	50,363	2,874,216
D. G. Salvadori	372,452	5,148,859	49,394	2,818,915

The value of stock options shown is based on the excess of the closing price of a common share on December 31, 2017 over the exercise price of such options, multiplied by the number of unvested stock options held by the named officer. The value of restricted shares shown is determined by multiplying the number of restricted shares that would vest as of December 31, 2017 and the closing price of a common share on December 31, 2017.

60      Abbott Laboratories

In addition, prior to its acquisition by Abbott, St. Jude Medical, Inc. had granted to Messrs. Rousseau and Fain restricted stock unit and stock option awards. In connection with the acquisition, rather than settling in cash as permitted under the St. Jude equity plans, Abbott assumed all of St. Jude Medical's outstanding and unvested restricted stock units and stock options and converted them into Abbott restricted stock units and options to purchase Abbott common shares, respectively, with substantially the same terms and conditions as were applicable to such St. Jude Medical award. In accordance with the terms of the St. Jude Medical award agreements assumed by Abbott, Messrs. Rousseau's and Fain's outstanding converted St. Jude Medical awards vested when they left Abbott on July 7, 2017 and July 21, 2017, respectively. A restricted stock award held by Mr. Fain also vested on July 21, 2017. Consistent with Internal Revenue Code Section 409A and its regulations, Messrs. Rousseau and Fain received portions of their converted St. Jude Medical restricted stock units on their respective vesting dates for payment of withholding taxes and the remainder were settled on January 7, 2018 and January 21, 2018, respectively. The values of the converted St. Jude Medical restricted stock unit awards received on their respective vesting and settlement dates were as follows: M. T. Rousseau: Vesting date: $159,271; Settlement date: $4,784,443; and E. S. Fain: Vesting date: $77,480; Settlement date: $1,832,323. The values of the converted St. Jude Medical stock options on their respective vesting dates were as follows: M. T. Rousseau: $14,156,810; E. S. Fain: $5,985,741. The value of Mr. Fain's restricted stock award on its vesting date was $2,581,197. The values of the converted St. Jude Medical restricted stock unit awards and Mr. Fain's restricted stock award are determined by multiplying the number of shares vested and the closing price of a common share on the applicable settlement date and July 21, 2017, respectively. The values of the converted St. Jude Medical stock options are based on the excess of the closing price of a common share on the applicable vesting date over the exercise price of such options, multiplied by the number of stock options held.

CEO PAY RATIO

In 2017, we compared CEO pay to that of our median employee. To identify our median employee, we first excluded all 3,653 employees who are employed in Bolivia (213), Egypt (332), Indonesia (633), Mexico (1,122), Peru (1,329), and Venezuela (24), representing less than 5% of our global workforce of 89,647 employees as of October 1, 20171. We then examined the 2017 base salary of all remaining employees globally, excluding our CEO, who were employed by us on October 1, 2017. We annualized the base salary of all permanent employees who were hired in 2017 but did not work for the entire year. The base salary for employees outside of the U.S. was converted to U.S. dollars.

After identifying the median employee, we collected annual total compensation for this employee using the same methodology we use for our named executive officers as disclosed in the Summary Compensation Table on page 44 and then added the cost of medical and dental benefits ($12,597) in the calculation of annual total compensation for the median employee and CEO.

The annual total compensation of our median employee was $75,679, resulting in a ratio of 251:1.

The above ratio and annual total compensation amount are reasonable estimates that have been calculated using methodologies and assumptions permitted by SEC rules.

1
Total U.S. employees: 24,988; total non-U.S. employees: 64,659.

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RATIFICATION OF ERNST & YOUNG LLP AS AUDITORS
(ITEM 2 ON PROXY CARD)

Abbott's By-Laws provide that the Audit Committee shall appoint annually a firm of independent registered public accountants to serve as auditors. In October 2017, the Audit Committee appointed Ernst & Young LLP to act as auditors for 2018. Ernst & Young LLP has served as Abbott's auditors since 2014.

Although the Audit Committee has sole authority to appoint auditors, it would like to know the opinion of the shareholders regarding its appointment of Ernst & Young LLP as auditors for 2018. For this reason, shareholders are being asked to ratify this appointment. If the shareholders do not ratify the appointment of Ernst & Young LLP as auditors for 2018, the Audit Committee will take that fact into consideration, but may, nevertheless, continue to retain Ernst & Young LLP.

The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP as auditors for 2018.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

AUDIT FEES AND NON-AUDIT FEES

The following table presents fees for professional audit services by Ernst & Young LLP for the audit of Abbott's annual financial statements for the years ended December 31, 2017 and December 31, 2016 and fees billed for other services rendered by Ernst & Young during these periods.

	2017	2016

Audit fees:(1)	$26,863,000	$14,545,000
Audit related fees:(2)	624,000	404,000
Tax fees:(3)	5,732,000	2,389,000
All other fees:(4)	—	853,000

Total	$33,219,000	$18,191,000

(1)
Audit fees included amounts billed or to be billed for professional services rendered for the audit of Abbott's annual financial statements, the review of Abbott's financial statements included in Abbott's quarterly reports, and the audits of Abbott's internal control over financial reporting, statutory and subsidiary audits, the review of documents filed with the Securities and Exchange Commission, and certain accounting consultations in connection with the audits.

(2)
Audit related fees include: accounting consultations and audits in connection with proposed acquisitions and divestitures, and audits of certain employee benefit plans' financial statements.

(3)
Tax fees consist principally of professional services rendered for tax compliance and tax planning and advice including assistance with tax audits and appeals, and tax advice related to mergers and acquisitions.

(4)
All other fees in 2016 include transaction-related compliance assessment services.

62      Abbott Laboratories

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF THE INDEPENDENT AUDITOR

The Audit Committee has established policies and procedures to pre-approve all audit and permissible non-audit services performed by the independent auditor and its related affiliates.

Prior to engagement of the independent registered public accounting firm for the next year's audit, management will submit a schedule of all proposed services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

REPORT OF THE AUDIT COMMITTEE

Management is responsible for Abbott's internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of internal control over financial reporting. The Audit Committee reviews these processes on behalf of the Board of Directors. In this context, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2017 Annual Report on Form 10-K with Abbott's management and its independent registered public accounting firm.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed pursuant to Auditing Standard No. 16 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm's independence. The Audit Committee has also considered whether the provision of the services described on page 62 under the caption "Audit Fees and Non-Audit Fees" is compatible with maintaining the independence of the independent registered public accounting firm.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Abbott's Annual Report on Form 10-K for the year ended December 31, 2017 filed with the Securities and Exchange Commission.

Audit Committee

E. M. Liddy, Chair
R. S. Austin
N. McKinstry
S. C. Scott III
G. F. Tilton

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SAY ON PAY—AN ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION (ITEM 3 ON PROXY CARD)

Shareholders are being asked to approve the compensation of Abbott's named officers, as disclosed under Securities and Exchange Commission rules, including the Compensation Discussion and Analysis, the compensation tables, and related material included in this proxy statement.

In 2017, Abbott achieved outstanding returns to shareholders, ranking #1 in our peer group. Abbott's one-year total shareholder return (TSR) was 52.0%, which was 30.2 and 23.9 percentage points above the robust growth of both the Standard & Poor's 500 Index (S&P 500) and the Dow Jones Industrial Average (DJIA), respectively. Abbott continues to be recognized as a member of the S&P 500 Dividend Aristocrat Index, having increased the dividend payout for 46 consecutive years.

In 2017, Abbott continued to strategically shape its business through the additions of St. Jude Medical and Alere Inc. The St. Jude Medical business expands Abbott's presence into multiple new areas of cardiovascular care, as well as neuromodulation, transforming Abbott into a broad-based leader in medical devices. Alere Inc. extends Abbott's long-established presence and leadership in diagnostics into rapid testing, an attractive and high growth area of testing in both developed and emerging markets. In addition, Abbott continues to have a strong organic pipeline of innovative new products across each of our major businesses, including novel technologies for glucose-monitoring, neuromodulation, cardiovascular care and fully-integrated diagnostic testing solutions. Together, this high level of R&D productivity and strategic shaping gives Abbott an exciting portfolio of businesses with the presence and capabilities in both developed and emerging markets to create new market opportunities for long-term growth.

The vast majority of compensation for our executive officers is performance-based and objectively determined. Long Term Incentives (LTI), which comprise the largest percentage of compensation for our executive officers, are directly linked to shareholder returns. Each year, LTI award guidelines are determined based on relative TSR performance compared to our peer group. The Compensation Committee looks at 1-, 3-, and 5-year TSR in making these determinations. The table below illustrates the relative TSR and award guidelines since 2013 for executive officers at Abbott.

Relative TSR Percentile vs. Peers	2013	2014	2015	2016	2017

1-Year	26th	89th	61st	0th	100th

3-Year	84th	53rd	44th	17th	63rd

5-Year	11th	47th	83rd	28th	50th

Average	40th	63rd	63rd	15th	71st

LTI Award Guideline Percentile	37th	50th	50th	25th	75th

Not only is a direct link evident in these results; it can reasonably be concluded that Abbott has been conservative in setting target payout levels. This linkage translates into significant differentiation of pay for our executives, aligned

64      Abbott Laboratories

with returns to our shareholders. The table below illustrates the pay outcomes for our CEO based on results each year since the separation of AbbVie. Again, a direct pay for performance link is very evident.

Pay Linked to Performance	2013	2014	2015	2016	2017

CEO Pay Decisions*	$15,766,044	$19,905,536	$17,403,023	$15,062,628	$23,572,774

% Change in Pay vs. Prior Year	–30%	+26%	–13%	–13%	+56%

1-Year TSR	+24%	+20%	+2%	–12%	+52%

*
Pay decisions represent summary compensation table earnings, excluding the change in pension value (which is primarily driven by changes in discount rates) and adjusted to reflect Stock Awards and Option Awards aligned to the year of grant (since the Committee grants those in February of each year based on the prior year performance).

We continually evolve our compensation program based on feedback from shareholders, as well as changes in our business. Some of the recent changes made include the following:

  •
  Changed performance-based restricted stock awards to vest only over a 3-year term with no more than one-third of the award vesting in any one year

  •
  Selected a new peer group that reflects the globally diverse and consumer-facing aspects of Abbott

  •
  Increased executive and director share ownership guidelines

  •
  Added a share retention requirement which applies until share ownership guidelines are met

  •
  Eliminated single-trigger vesting of equity in the event of a change in control

  •
  Eliminated tax gross-ups in our executive officer pay program

  •
  Implemented a hedging policy and a pledging policy

  •
  Implemented a one-year minimum vesting period for long-term incentive grants

  •
  Increased the ROE target for performance shares in two of the last three years

  •
  Revised annual cash incentive plan goals and scoring methodology

  •
  Revised long-term incentive measures to reflect sustained performance over a three-year period

  •
  Increased disclosure related to payouts for annual and long-term incentives

  •
  Implemented a strengthened recoupment policy

  •
  Retained an independent Compensation Committee consultant who performs no other work for Abbott

We received positive feedback on these changes from our shareholders during our extensive shareholder outreach.

The Compensation Committee, with the counsel of its independent consultant, concluded that the compensation reported herein was earned and appropriate. The specific details of the executive compensation program and compensation paid to the named executive officers are described on pages 26 through 41 of this proxy statement. Consistent with the preference expressed by shareholders as part of the 2017 advisory vote, the Board adopted an annual advisory vote of shareholders on executive compensation.

While this vote is advisory and non-binding, the Board of Directors and Compensation Committee value the opinion of the shareholders and will review the voting results and take into account the results and our ongoing dialogue with shareholders when future compensation decisions are made.

Accordingly, the Board of Directors recommends that you vote FOR the approval of the named officers' compensation.

Abbott Laboratories      65

SHAREHOLDER PROPOSAL

INTRODUCTION

One shareholder proposal has been received and will be voted upon at the annual meeting only if properly presented by or on behalf of the proponent. Abbott is advised that the proposal will be presented for action at the Annual Meeting. The proposed resolution and the statement made in support thereof, as well as the Board of Directors' statement in opposition to this proposal, are presented on the following pages.

The Board of Directors recommends that you vote AGAINST the proposal.

66      Abbott Laboratories

THE PROPOSAL

Shareholder Proposal on Independent Board Chairman
(Item 4 on Proxy Card)

Mr. Kenneth Steiner, 14 Stoner Avenue, 2M, Great Neck, New York 11021 has informed Abbott that he intends to present the following proposal at the Annual Meeting and that he owns no fewer than 500 Abbott common shares.

PROPONENT'S STATEMENT IN SUPPORT OF SHAREHOLDER PROPOSAL

Proposal 4—Independent Board Chairman

Shareholders request our Board of Directors to adopt as policy, and amend our governing documents as necessary, to require henceforth that the Chair of the Board of Directors, whenever possible, to be an independent member of the Board. The Board would have the discretion to phase in this policy for the next CEO transition, implemented so it does not violate any existing agreement.

If the Board determines that a Chair ,who was independent when selected, is no longer independent, the Board shall select a new Chair who satisfies the requirements of the policy within a reasonable amount of time. Compliance with this policy is waived if no independent director is available and willing to serve as Chairman. This proposal requests that all the necessary steps be taken to accomplish the above.

Caterpillar is an example of a company recently changing course and naming an independent board chairman. Caterpillar had strongly opposed a shareholder proposal for an independent board chairman as recently as its 2016 annual meeting. Wells Fargo also changed course and named an independent board chairman in 2016.

It was reported in 2015 that 53% of the Standard & Poors 1,500 firms separate these 2 positions. This proposal topic won 50%-plus support at 5 major U.S. companies in 2013 including 73% support at Netflix.

At Abbott Laboratories this proposals topic climbed from 30%-support in 2015 to 37%-support in 2017. This 37%-support would have been higher (possibility 42%) if small shareholders had the same access to corporate governance information as large shareholders.

Meanwhile our Chairman /CEO received the highest negative votes of any director. This was 10-times the negative votes received by Daniel Starks who is relatively new to our board. The management response to the 2017 proposal on this topic did not say that our Lead Director was important enough to call a special shareholder meeting.

In its response to this proposal our company could possibly name one step it has taken in 2017 to advance management accountability to shareholders.

Please vote to enhance CEO accountability to shareholders:
 Independent Board Chairman—Proposal 4

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Board of Directors' Statement in Opposition to the Shareholder Proposal on Independent Board Chairman

(Item 4 on Proxy Card)

The Board of Directors recommends that shareholders vote AGAINST this proposal.

Abbott has received this shareholder proposal seven times since 2005 (many of which were submitted by this very shareholder). And seven times, Abbott's shareholders have rejected it. Each time this proposal returns, the Board reminds shareholders why they have rejected this cookie-cutter proposal so many times already: (a) there is no proved improvement to governance or performance in separating the CEO role from the chairman role; (b) Abbott's existing governance structure ensures appropriate oversight of management; and (c) the Board is entrusted to act in shareholders' best interests already, and as such should be free to exercise its judgment to select the best person for the chairman role. Last year, the majority of Abbott's shareholders overwhelmingly rejected the proposal again. Given the considerable success Abbott has had with its leadership structure to date, Abbott recommends that shareholders vote AGAINST this proposal for an eighth time.

When it comes to corporate governance, no single leadership structure is appropriate for every company. Empirical studies have found that mandating a board chairman separate from the company CEO does not guarantee any better operating performance or improved corporate governance.(1) This is why, for the last two years, not a single proposal advocating this change has garnered enough shareholder support to pass at any company. In fact, more large-cap companies combined the chairman and CEO roles in 2017 than in the previous year.

Rather than preclude certain candidates from the chairmanship, Abbott ensures oversight of its management through other means—means the Board believes are more suitable to Abbott. For instance, every Abbott Board member (other than the Chairman) satisfies the New York Stock Exchange's criteria for being independent. This year, Abbott added two new independent directors. This full Board of independent directors evaluates the CEO's performance annually and regularly reviews leadership structure. And these independent directors sit on all key committees that oversee the integrity of Abbott's financial statements, executive compensation, and the nomination of new directors, among other functions. Further still, Abbott also has a lead independent director who can preside over meetings of the independent directors and meet with the Chairman to discuss any matter arising from these meetings. This lead director can also call additional meetings of the independent directors (which is, Abbott's entire Board minus the Chairman) as deemed necessary and perform any other function as the Board may direct.

This structure provides Abbott's Board with appropriate and desired flexibility. The Board is not unnecessarily precluded from considering certain candidates from serving as Chairman. Rather, after considering all the relevant factors, the candidate's experience, and the Board's own strategic vision for the company, the Board selects who is best suited to serve as Chairman. And when the time comes for Abbott to transition to new leadership, the Board is not arbitrarily prohibited from considering any of its options to lead Abbott's Board—be it the outgoing CEO, the new CEO, or an independent director.

Contrary to the suggestion in the shareholder's proposal, the Board believes that Abbott's existing leadership structure has served shareholders well. Under the current joint CEO and Chairman structure, Abbott has continuously transformed through several strategic actions. In just the past year, Abbott acquired St. Jude Medical, Inc., and Alere Inc., creating a medical devices and diagnostics leader, positioning the company for continued profitable growth. Abbott continues to develop one of the leading pipelines of innovative and promising new healthcare products. All of this activity has inured to the benefit of Abbott's shareholders. In fact, in just 2017, Abbott's one-year total shareholder return was 52%, which was 30.2 percentage points above the Standard & Poor's 500 Index. If a shareholder had invested in Abbott in 1999, and held those shares until about the end of January, that shareholder would have enjoyed an approximate gain of 299%.

The Board continues to believe that providing it with the ability to choose the appropriate candidate for Chairman and/or CEO serves the interest of shareholders.

The Board of Directors recommends that you vote AGAINST the proposal.

(1)
According to the National Association of Corporate Directors, "no research support[s] the argument that the separation of roles alone creates more effective governance." National Association of Corporate Directors, "Report of the NACD Blue Ribbon Commission on Board Leadership" (2012). Other recent studies likewise find "no statistical relationship between the independence status of the chairman and operating performance." David F. Larcker & Brian Tayan, "Seven Myths of Boards of Directors," Stanford Closer Look Series, at p. 1 (Sept. 30, 2015), https://www.gsb.stanford.edu/sites/gsb/files/publication-pdf/cgri-closer-look-51-seven-myths-board-directors.pdf.

68      Abbott Laboratories

APPROVAL PROCESS FOR RELATED PERSON TRANSACTIONS

It is Abbott's policy that the Nominations and Governance Committee review, approve, or ratify any transaction in which Abbott participates and in which any related person has a direct or indirect material interest if such transaction involves or is expected to involve payments of $120,000 or more in the aggregate per fiscal year. Related person transactions requiring review by the Nominations and Governance Committee pursuant to this policy are identified in:

  •
  questionnaires annually distributed to Abbott's directors and officers;

  •
  certifications submitted annually by Abbott officers related to their compliance with Abbott's Code of Business Conduct; or

  •
  communications made directly by the related person to the Chief Financial Officer or General Counsel.

In determining whether to approve or ratify a related person transaction, the Nominations and Governance Committee will consider the following items, among others:

  •
  the related person's relationship to Abbott and interest in the transaction;

  •
  the material facts of the transaction, including the aggregate value of such transaction or, in the case of indebtedness, the amount of principal involved;

  •
  the benefits to Abbott of the transaction;

  •
  if applicable, the availability of other sources of comparable products or services;

  •
  an assessment of whether the transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally;

  •
  whether a transaction has the potential to impair director independence; and

  •
  whether the transaction constitutes a conflict of interest.

This process is included in the Nominations and Governance Committee's written charter, which is available in the corporate governance section of Abbott's investor relations website (www.abbottinvestor.com). The spouse of one of our executive officers, Jaime Contreras, is employed by Abbott. During 2017, her total compensation exceeded the foregoing threshold.

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ADDITIONAL INFORMATION

INFORMATION CONCERNING SECURITY OWNERSHIP

The table below reports the number of common shares beneficially owned as of December 31, 2017 by BlackRock, Inc. and The Vanguard Group (directly or through their subsidiaries), the only persons known to Abbott to own beneficially more than 5% of Abbott's outstanding common shares.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class

BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	110,201,384	6.3%
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	133,768,355	7.68%

(1)
The information shown was provided by BlackRock, Inc. in a Schedule 13G/A it filed with the Securities and Exchange Commission on January 29, 2018, indicating its beneficial ownership as of December 31, 2017 of 110,201,384 common shares. BlackRock reported that it has sole voting power over 95,762,245 of these shares and sole dispositive power over all of these shares.

(2)
The information shown was provided by The Vanguard Group in a Schedule 13G/A it filed with the Securities and Exchange Commission on February 8, 2018, indicating its beneficial ownership as of December 31, 2017 of 133,768,355 common shares. Vanguard reported that it has sole voting power over 2,425,394 of these shares and sole dispositive power over 130,996,272 of these shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

One report for Edward M. Liddy, reporting a purchase of shares, was filed late due to an administrative error by Mr. Liddy's financial advisor.

OTHER MATTERS

In accordance with Abbott's articles of incorporation, Abbott has advanced defense costs on behalf of a former officer in connection with the 2009 AMO acquisition transaction.

DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE 2019 ANNUAL MEETING PROXY STATEMENT

Shareholder proposals for presentation at the 2019 Annual Meeting must be received by Abbott no later than November 16, 2018 and must otherwise comply with the applicable requirements of the Securities and Exchange Commission to be considered for inclusion in the proxy statement and proxy for the 2019 meeting.

70      Abbott Laboratories

PROCEDURE FOR RECOMMENDATION AND NOMINATION OF DIRECTORS AND TRANSACTION OF BUSINESS AT ANNUAL MEETING

Proxy Access:    A shareholder, or a group of up to 20 shareholders, owning continuously for at least three years Abbott common shares representing an aggregate of at least 3% of the voting power entitled to vote in the election of directors, may nominate and have included in Abbott's proxy materials director nominees constituting up to 20% of the Board, provided that the shareholder(s) and the nominee(s) satisfy the requirements in Abbott's By-Laws.

Nominating shareholders are permitted to include in Abbott's proxy statement a 500-word statement in support of their nominee(s). Abbott may omit any information or statement that it, in good faith, believes is materially false or misleading, omits to state a material fact, or would violate any applicable law or regulation.

Other Nominations of Directors or Proposals to Transact Business:    A shareholder may also recommend persons as potential nominees for director by submitting the names of such persons in writing to the Chairman of the Nominations and Governance Committee or the Secretary of Abbott. Recommendations should be accompanied by a statement of qualifications and confirmation of the person's willingness to serve. A nominee who is recommended by a shareholder following these procedures will receive the same consideration as other comparably qualified nominees.

A shareholder entitled to vote for the election of directors at an Annual Meeting and who is a shareholder of record on:

  •
  the record date for that Annual Meeting,

  •
  the date the shareholder provides timely notice to Abbott, and

  •
  the date of the Annual Meeting

may directly nominate persons for director, or make proposals of other business to be brought before the Annual Meeting, by providing proper timely written notice to the Secretary of Abbott.

Other Nominations of Directors or Proposals to Transact Business:    The notice submitted by a shareholder must include certain information required by Article II of Abbott's By-Laws, including information about the shareholder, any beneficial owner on whose behalf the nomination or proposal is being made, their respective affiliates or associates or others acting in concert with them, and any proposed director nominee.

For each matter the shareholder proposes to bring before the Annual Meeting, the notice must also include a brief description of the business to be discussed, the reasons for conducting such business at the Annual Meeting, any material interest of the shareholder in such business and certain other information specified in the By-Laws. In addition, in the case of a director nomination, including through proxy access, the notice must include a completed and signed questionnaire, representation and agreement of the nominee addressing matters specified in the By-Laws.

To be timely, written notice either to directly nominate persons for director, including through proxy access, or to bring business properly before the Annual Meeting must be received at Abbott's principal executive offices not less than ninety days and not more than one hundred twenty days prior to the anniversary date of the preceding Annual Meeting. If the Annual Meeting is called for a date that is not within twenty-five days before or after such anniversary date, notice by the shareholder must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or made public in a press release or in a filing with the Securities and Exchange Commission, whichever occurs first. To be timely for the 2019 Annual Meeting, this written notice must be received by Abbott no later than January 25, 2019.

In addition, the notice must be updated and supplemented, if necessary, so that the information provided or required to be provided is true and correct as of the record date for the Annual Meeting and as of the date that is ten business days prior to the meeting. Any such update or supplement must be delivered to the Secretary of Abbott at Abbott's principal executive offices not more than five business days after the record date for the Annual Meeting, and not less than eight business days before the date of the Annual Meeting in the case of any update or supplement required to be made as of ten business days prior to the Annual Meeting.

Abbott Laboratories      71

GENERAL

It is important that proxies be returned promptly. Shareholders are urged, regardless of the number of shares owned, to vote their shares. Most of Abbott's shareholders may vote their shares by telephone or the Internet. Shareholders who wish to vote by mail should sign and return their proxy card in the enclosed business reply envelope. Shareholders who vote by telephone or the Internet do not need to return their proxy card.

The Annual Meeting will be held at Abbott's headquarters, 100 Abbott Park Road, located at the intersection of Route 137 and Waukegan Road, Lake County, Illinois. Admission to the meeting will be by admission card only. A shareholder planning to attend the meeting should promptly complete and return the reservation form. Reservation forms must be received before April 20, 2018. An admission card admits only one person. A shareholder may request two admission cards, but a guest must be accompanied by a shareholder.

By order of the Board of Directors.

HUBERT L. ALLEN
 Secretary

72      Abbott Laboratories

EXHIBIT A

DIRECTOR INDEPENDENCE STANDARD

No director qualifies as "independent" unless the board affirmatively determines that the director has no material relationship with Abbott or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with Abbott or any of its subsidiaries). In making this determination, the board shall consider all relevant facts and circumstances, including the following standards:

  •
  A director is not independent if the director is, or has been within the last three years, an employee of Abbott or its subsidiaries, or an immediate family member is, or has been within the last three years, an executive officer of Abbott or its subsidiaries.

  •
  A director is not independent if the director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from Abbott or its subsidiaries, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), and other than amounts received by an immediate family member for service as an employee (other than an executive officer).

  •
  A director is not independent if (A) the director or an immediate family member is a current partner of a firm that is Abbott's internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and personally works on Abbott's or its subsidiaries' audit; or (D) the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on Abbott's or its subsidiaries' audit within that time.

  •
  A director is not independent if the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the present executive officers of Abbott or its subsidiaries at the same time serves or served on that company's compensation committee.

  •
  A director is not independent if the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, Abbott or its subsidiaries for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues.

  •
  A director is not independent if the director is an executive officer of a charitable organization that received charitable contributions (other than matching contributions) from Abbott and its subsidiaries in the preceding fiscal year that are in excess of the greater of $1 million or 2% of such charitable organization's consolidated gross revenues.

Abbott Laboratories      Exhibit A-1

ANNEX I

NON-GAAP RECONCILIATION OF FINANCIAL INFORMATION

Abbott uses various non-GAAP financial measures to adjust for specified items that are unusual or unpredictable, such as cost reduction initiatives, restructuring programs, integration activities and other business acquisition-related costs, the estimated 2017 impact of U.S. tax reform, and the recognition of a gain and deferred taxes associated with the sale of the Medical Optics business. These non-GAAP financial measures also exclude intangible amortization expense to provide greater visibility on the results of operations excluding these costs, similar to how Abbott's management internally assesses performance.

Abbott's management believes the presentation of these non-GAAP financial measures provides useful information to investors regarding Abbott's results of operations as these non-GAAP financial measures allow investors to better evaluate ongoing business performance. Abbott's management also uses these non-GAAP financial measures internally to monitor performance. Abbott, however, cautions investors to consider these non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP.

The reconciliation of Adjusted EBITDA to Earnings from Continuing Operations is as follows:

(in millions)	2017	2016	% Change

Earnings from Continuing Operations	$353	$1,063	–67%
Less Tax Expense on Earnings from Continuing Operations	1,878	350
Earnings from Continuing Operations before taxes	2,231	1,413
Specified Items Including Intangible Amortization	3,038	2,617
Interest Expense	879	186
Depreciation	1,046	803
Adjusted EBITDA	$7,194	$5,019	43%

Abbott Laboratories and Subsidiaries
Details of Specified Items
Year Ended December 31, 2017
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related(a)	Restructuring and Cost Reduction Initiatives(b)	Intangible Amortization	Other(c)	Total Specifieds

Gross Margin	$983	$195	$1,975	$—	$3,153
R&D	(72)	(105)	—	(59)	(236)
SG&A	(812)	(50)	—	1	(861)
Interest expense, net	(24)	—	—	—	(24)
Other (income) expense, net	1,285	(34)	—	(15)	1,236

Earnings from Continuing Operations before taxes	$606	$384	$1,975	$73	3,038

(a)
Acquisition-related expenses include bankers' fees and costs for legal, accounting, tax, and other services related to business acquisitions, integration costs which represent incremental costs directly related to integrating the acquired businesses and include expenditures for consulting, retention, severance, and the integration of systems, processes and business activities, fair value adjustments to contingent consideration related to a business acquisition, and inventory step-up amortization. The specified items in interest expense include amortization expense associated with acquisition-related bridge facility fees. Divestiture-related expenses include incremental costs to separate the divested businesses as well as bankers' fees and costs for legal, accounting, tax, and other services related to the divestitures. Divestiture-related items also include any gains in the period related to the sale of Mylan N.V. ordinary shares.

Annex I-1      Abbott Laboratories

(b)
Restructuring and cost reduction initiative expenses include severance, outplacement, inventory write-downs, asset impairments, accelerated depreciation, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites. Any gains related to the divestiture of a facility as part of a restructuring program are also included in this category.

(c)
Other expense primarily relates to impairments of a financial instrument and an R&D asset as well as the acquisition of an R&D asset.

Abbott Laboratories and Subsidiaries
Details of Specified Items
Year Ended December 31, 2016
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related(a)	Restructuring and Cost Reduction Initiatives(b)	Mylan Equity Investment Adjustment(c)	Venezuela Devaluation(d)	Intangible Amortization	Other(e)	Total Specifieds

Gross Margin	$24	$72	$—	$15	$550	$—	$661
R&D	(9)	(6)	—	—	—	(62)	(77)
SG&A	(133)	(89)	—	(10)	—	(17)	(249)
Interest expense, net	(240)	—	—	—	—	—	(240)
Net foreign exchange (gain) loss	—	—	—	(480)	—	—	(480)
Other (income) expense, net	38	—	(947)	(1)	—	—	(910)

Earnings from Continuing Operations before taxes	$368	$167	$947	$506	$550	$79	2,617

(a)
Acquisition-related expenses include bankers' fees and costs for legal, accounting, tax, and other services related to business acquisitions, integration costs which represent incremental costs directly related to integrating the acquired businesses and include expenditures for consulting, retention, severance, and the integration of systems, processes and business activities, fair value adjustments to contingent consideration related to a business acquisition, inventory step-up amortization, and gains on a previously held investment for which the company acquired a controlling interest. The specified items in interest expense include amortization expense associated with acquisition-related bridge facility fees and net interest expense associated with the debt issued in November 2016 in advance to fund the cash portion of the acquisition of St. Jude Medical in January 2017. Divestiture-related expenses include incremental costs to separate the divested businesses as well as bankers' fees and costs for legal, accounting, tax, and other services related to the divestitures.

(b)
Restructuring and cost reduction initiative expenses include severance, outplacement, inventory write-downs, asset impairments, accelerated depreciation, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites. Any gains related to the divestiture of a facility as part of a restructuring program are also included in this category.

(c)
Mylan equity investment adjustment expense reflects the adjustment of Abbott's holding of Mylan N.V. ordinary shares due to a decline in the fair value of the securities which was considered by Abbott to be other than temporary.

(d)
Venezuela devaluation expenses include the foreign exchange loss of $480 million related to the revaluation of Abbott's net monetary assets in Venezuela using the Dicom exchange rate as well as inventory and other asset impairments in Venezuela related to the move to the Dicom exchange rate. The Dicom rate is the Venezuelan government's official floating exchange rate.

(e)
Other expense relates to other unusual significant costs such as a significant litigation settlement and the impairment of an R&D asset.

Abbott Laboratories      Annex I-2

Abbott Laboratories
100 Abbott Park Road
Abbott Park, Illinois 60064-6400 U.S.A.

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
AND PROXY STATEMENT

MEETING DATE
APRIL 27, 2018

YOUR VOTE IS IMPORTANT Please sign and promptly return your proxy in the enclosed envelope or vote your shares by telephone or using the Internet.

If you plan to attend the meeting, please complete and return the Reservation Form directly to Abbott Laboratories, Annual Meeting Ticket Requests, H395 AP6C, 100 Abbott Park Road, Abbott Park, Illinois 60064-6048. Due to space limitations, Reservation Forms must be received before April 20, 2018. An admission card, along with a form of photo identification, admits one person. A shareholder may request two admission cards, but a guest must be accompanied by a shareholder.

To avoid a delay in the receipt of your admission card, do not return this form with your proxy card or mail it in the enclosed business envelope.

NNNNNNNNNNNN . + NNNNNN C 1234567890 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Important Notice Regarding the Availability of Proxy Materials for the Abbott Laboratories Annual Meeting of Shareholders to be Held on April 27, 2018 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.investorvote.com/abt Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.investorvote.com/abt. Step 2: Click the icon on the right to view the current meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. g, When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Paper Copy of the Proxy Materials – If you want to receive a paper copy of these documents, you must request one. There is no charge to you for this request. Please make your request as instructed on the reverse side of this Notice on or before April 13, 2018 to facilitate timely delivery. + 2 N O T C O Y 02QREC NNNNNNNNN Annual Meeting Notice1234 5678 9012 345 IMPORTANT ANNUAL MEETING INFORMATION

. Abbott Laboratories Annual Meeting of Shareholders will be held at 9:00 a.m. Central Time on April 27, 2018 at the corporation’s headquarters, 100 Abbott Park Road, at the intersection of Route 137 and Waukegan Road, Lake County, Illinois. Items to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR Items 1, 2 and 3. 1. Election of 12 Directors: (01) R.J. Alpern, (02) R.S. Austin, (03) S.E. Blount, (04) E.M. Liddy, (05) N. McKinstry, (06) P.N. Novakovic, (07) W.A. Osborn, (08) S.C. Scott III, (09) D.J. Starks, (10) J.G. Stratton, (11) G.F. Tilton, and (12) M.D. White. Ratification of Ernst & Young LLP as auditors Say on Pay – An Advisory Vote to Approve Executive Compensation 2. 3. The Board of Directors recommends a vote AGAINST Item 4. 4.Shareholder Proposal – Independent Board Chairman PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you plan to attend the Annual Meeting of Shareholders, please complete and return the reservation form on the back cover of the proxy statement, which can be found online at www.investorvote.com/abt. Directions to the Abbott Laboratories 2018 Annual Meeting of Shareholders are available in the proxy statement, which can be viewed at www.investorvote.com/abt. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of the current meeting materials, you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side of this notice when requesting a set of proxy materials. g Internet – Go to www.investorvote.com/abt. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send an email to investorvote@computershare.com with “Proxy Materials Abbott Laboratories” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse side of this notice, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy of future meeting materials. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 13, 2018. g g 02QREC Annual Meeting Notice

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Telephone and Internet Voting Instructions - You can vote by telephone OR Internet! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. + To vote using the Telephone (within the USA, US territories & Canada) To vote using the Internet • Go to the following web site: www.investorvote.com/abt • Enter the information requested on your computer screen and follow the simple instructions. • Call toll free 1-800-652-VOTE (8683) in the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the simple instructions provided by the recorded message. 1. Election of 12 Directors Nominees: (01) R.J. Alpern, (05) N. McKinstry, (09) D.J. Starks, ForAgainst Abstain (02) R.S. Austin, (06) P.N. Novakovic, (10) J.G. Stratton, (03) S.E. Blount, (07) W.A. Osborn, (11) G.F. Tilton, and (04) E.M. Liddy, (08) S.C. Scott III, (12) M.D. White 4. Shareholder Proposal - Independent Board Chairman To Vote FOR All Nominees To WITHHOLD Vote From All Nominees To Vote FOR All Nominees, except withhold vote from the nominee(s) listed below ForAgainst Abstain 2. Ratification of Ernst & Young LLP as Auditors For address changes and/or comments please check this box and write them on the back where indicated. 3. Say on Pay – An Advisory Vote to Approve Executive Compensation MMMMIMF VOTIMNG BYMAIL, YOU MUST COMPLETE BOTH SIDES OF THIS CARD. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND + MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1 P C F 3 6 1 8 7 8 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 02QRCD MMMMMMMMM The Board of Directors recommends that you vote AGAINST Item 4. The Board of Directors recommends that you vote FOR Items 1, 2 and 3. Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Abbott Laboratories + SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, revoking all previous proxies, acknowledges receipt of the Notice and Proxy Statement dated March 16, 2018, in connection with the Annual Meeting of Shareholders of Abbott Laboratories to be held at 9:00 a.m. on April 27, 2018, at the corporation’s headquarters, and hereby appoints MILES D. WHITE and HUBERT L. ALLEN, or either of them, proxy for the undersigned, with full power of substitution, to represent and vote all shares of the undersigned upon all matters properly coming before the Annual Meeting or any adjournments thereof. If the undersigned is a participant in the Abbott Laboratories Stock Retirement Plan, then this card also instructs the plan’s Investment Committee to vote as specified at the 2018 Annual Meeting of Shareholders, and any adjournments thereof, all shares of Abbott Laboratories held in the undersigned’s plan account upon the matters indicated and in their discretion upon such other matters as may properly come before the meeting. INSTRUCTIONS: This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Items 1 and 2 and 3, AGAINST Item 4, and in accordance with the judgment of the proxy holders on any other matters that are properly brought before the meeting. Abbott’s proxy holders reserve the right to vote shares cumulatively in their sole discretion so that one or more of the nominees may receive fewer votes than other nominees (or no votes at all). Change of Address — Please print your new address below. Comments — Please print your comments below. (Important - Please sign and date below.) Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed. Each joint tenant should sign; executors, administrators, trustees, etc. should give full title and, where more than one is named, a majority should sign. Please read other side before signing. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + IF VOTING BY MAIL, YOU MUST COMPLETE BOTH SIDES OF THIS CARD.